Lincoln Life Flexible Premium Variable Life Account M
The Lincoln National Life Insurance Company

Home Office Location:
1300 South Clinton Street
P.O. Box 1110
Fort Wayne, Indiana 46802
(800) 454-6265

Administrative Office:
Customer Service Center
One Granite Place
Concord, New Hampshire 03301
(800) 444-2363

                A Flexible Premium Variable Life Insurance Policy

     This prospectus describes Lincoln ASSETEDGE (SM) VUL, a flexible premium variable life insurance contract (the "policy"), offered by The Lincoln National Life Insurance Company ("Lincoln Life", "the Company", "we", "us", "our"). This same individual policy may also be made available for purchase by entities and businesses in instances for use on a multi-life basis when the insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the policy is referred to as the LINCOLN ASSETEDGE (SM) Exec VUL. If applied for in these circumstances, differing requirements regarding underwriting and optional features would apply. The policy provides for death benefits and policy values that may vary with the performance of the underlying investment options. Read this prospectus carefully to understand the policy being offered.

     You, the owner, may allocate net premiums to the variable Sub-Accounts of our Flexible Premium Variable Life Account M ("Separate Account"), or to the Fixed Account. Each Sub-Account invests in shares of a certain fund. Those funds are known as the Elite Series of funds (the "funds"), and such funds are offered by the following fund families. Comprehensive information on the funds may be found in the funds prospectus which is furnished with this prospectus.

     -    AllianceBernstein Variable Products Series Fund, Inc.

     -    American Century Investments Variable Portfolios, Inc.

     -    American Funds Insurance Series

     -    Delaware VIP Trust

     -    Fidelity Variable Insurance Products

     -    Franklin Templeton Variable Insurance Products Trust

     -    Lincoln Variable Insurance Products Trust

     -    MFS (R) Variable Insurance Trust


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

Additional information on Lincoln Life, the Separate Account and this policy may be found in the Statement of Additional Information (the "SAI"). See the last page of this prospectus for information on how you may obtain the SAI.

To be valid, this prospectus must have the current funds' prospectuses with it. Keep all prospectuses for future reference.

The Securities and Exchange Commission has not approved or disapproved these securities or determined this prospectus is accurate or complete. It is a criminal offense to state otherwise.

This policy may not be available in all states, and this prospectus only offers the policy for sale in jurisdictions where such offer and sale are lawful.

                         Prospectus Dated: September 3, 2008


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

                                Table of Contents

CONTENTS                                                                    PAGE
-------------------------------------------------------------------------   ----
POLICY SUMMARY
   Benefits of Your Policy
   Risks of Your Policy
   Charges and Fees
LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT
   Fund Participation Agreements
   Distribution of the Policies and Compensation
   Sub-Accounts and Funds
   Sub-Account Availability and Substitution of Funds
   Voting Rights
POLICY CHARGES AND FEES
   Premium Load; Net Premium Payment
   Surrender Charges
   Partial Surrender Fee
   Transfer Fee
   Mortality and Expense Risk Charge
   Fixed Account Asset Charge
   Cost of Insurance Charge
   Administrative Fee
   Policy Loan Interest
   Rider Charges
YOUR INSURANCE POLICY
   Application
   Owner
   Right-to-Examine Period
   Initial Specified Amount
   Transfers
   Market Timing
   Optional Sub-Account Allocation Programs
   Riders
   Continuation of Coverage
   Benefit Selection Option
   Termination of Coverage
   State Regulation
PREMIUMS
   Allocation of Net Premium Payments
   Planned Premiums; Additional Premiums
   Policy Values
   Persistency Bonus
DEATH BENEFITS
   Death Benefit Proceeds
   Death Benefit Options
   Changes to the Initial Specified Amount and Death Benefit Options
   Payment of Death Benefit Proceeds
POLICY SURRENDERS
   Partial Surrender

POLICY LOANS
LAPSE AND REINSTATEMENT
   No-Lapse Protection
   Reinstatement of a Lapsed Policy
TAX ISSUES
   Taxation of Life Insurance Contracts in General
   Policies Which Are MECs
   Policies Which Are Not MECs
   Other Considerations
   Fair Value of Your Policy
   Tax Status of Lincoln Life
RESTRICTIONS ON FINANCIAL TRANSACTIONS
LEGAL PROCEEDINGS
FINANCIAL STATEMENTS
CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

APPENDIX A - Examples of Surrender Charge Calculation

GLOSSARY OF TERMS

                Capitalized terms in this prospectus are defined
                  where first used or in the Glossary of Terms
                    beginning on page 56 of this prospectus.


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

POLICY SUMMARY

Benefits of Your Policy

Death Benefit Protection. The policy this prospectus describes is a variable life insurance policy which provides death benefit protection. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if you do not need death benefit protection, as there are additional costs and expenses in providing the insurance. Benefits of the policy will be impacted by a number of factors discussed in this prospectus, including adverse investment performance and the amount and timing of premium payments.

Tax Deferred Accumulation. Variable life insurance has significant tax advantages under current tax law. Policy values accumulate on a tax- deferred basis. A transfer of values from one Sub-Account to another within the policy currently generates no current taxable gain or loss. Any investment income and realized capital gains within a Sub-Account or interest from the Fixed Account are automatically reinvested without being taxed to the policy owner.

Access to Your Policy Values. Variable life insurance offers access to policy values. You may borrow against your policy or surrender all or a portion of your policy. Your policy can support a variety of personal and business financial planning needs.

Flexibility. The policy is a flexible premium variable life insurance policy in which flexible premium payments are permitted. You may select death benefit options, lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment Sub-Account choices within your policy. With the wide variety of investment Sub-Accounts available, it is possible to fine tune an investment mix to meet changing personal objectives or investment conditions. Premium payments and cash values you choose to allocate to Sub-Accounts are used by us to purchase shares of funds which follow investment objectives similar to the investment objectives of the corresponding Sub-Account. Those funds are referred to in this prospectus as "underlying funds". You should refer to this prospectus and the prospectus for each underlying fund for comprehensive information on the Sub-Accounts and the underlying funds. You may also allocate premiums and accumulation values to the Fixed Account.

Risks of Your Policy

Fluctuating Investment Performance. A Sub-Account is not guaranteed and will increase and decrease in value according to investment performance of the underlying fund. Policy values in the Sub-Accounts are not guaranteed. If you put money into the Sub-Accounts, you assume all the investment risk on that money. A comprehensive discussion of each Sub-Account's and underlying fund's objective and risk is found in this prospectus and in each fund's prospectus, respectively. You should review these prospectuses before making your investment decision. Your choice of Sub-Accounts and the performance of the funds underlying each Sub-Account will impact the policy's Accumulation Value and will impact how long the policy remains in force, its tax status, and the amount of premium you need to pay to keep the policy in force.


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Unsuitable for Short-Term Investment. This policy is intended for long-term financial and investment planning for persons needing death benefit protection, and it is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if premiums are too low in relation to the insurance amount and if investment results of the Sub-Accounts you have chosen are adverse or are less favorable than anticipated. Outstanding Policy Loans and Partial Surrenders will increase the risk of lapse.

In addition to paying sufficient premiums and being cognizant of the impact of outstanding Policy Loans and Partial Surrenders on your policy values, your policy may include two no-lapse periods.

Your policy may provide for a 20 year no-lapse period and a 10 year no-lapse period. If this provision is in effect and you pay the respective premiums required by these provisions, your policy will not enter the Grace Period and lapse during the applicable 20 year or 10 year period even if the Net Accumulation Value of your policy is insufficient to cover the Monthly Deductions. Both provisions require that you have elected either Death Benefit Option 1 or Death Benefit Option 2; these provisions are not available if you select Death Benefit Option 3. Once the applicable 20 year or 10 year coverage period ends, if the Net Accumulation Value of your policy is insufficient to cover the Monthly Deductions, your policy may enter the Grace Period and lapse even if you pay the respective premiums which you were required to pay during those periods. (See section headed "No-Lapse Provision" for more information about these provisions, including information about the death benefit payable.)

Decreasing Death Benefit. Any outstanding Policy Loans and any amount that you have surrendered or withdrawn will reduce your policy's death benefit. Depending upon your choice of Death Benefit Option, adverse performance of the Sub-Accounts you choose may also decrease your policy's death benefit.

Consequences of Surrender. Surrender charges are assessed if you surrender your policy within the first 10-15 policy years. There is no surrender charge assessed if you partially surrender your policy; however a surrender charge may be assessed if you specifically request a Reduction in the specified amount within the first 10 policy years or within ten policy years from the date of an increase in specified amount. (See the section headed "Surrender Charges" for a detailed discussion of when surrender charges are assessed.) Full or Partial Surrenders may result in tax consequences. Depending on the amount of premium paid, or any Reduction in specified amount, there may be little or no Surrender Value available. Partial Surrenders may reduce the policy value and death benefit, and may increase the risk of lapse.

Tax Consequences. As noted in greater detail in the section headed "Tax Issues", the federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change. There are other federal tax consequences such as estate, gift and generation skipping transfer taxes, as well as state and local income, estate and inheritance tax consequences. You should always consult a tax adviser about the application of federal


                                       6

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and state tax rules to your individual situation. The following discussion highlights tax risks in general, summary terms.

TAX TREATMENT OF LIFE INSURANCE CONTRACTS. The policies are designed to enjoy the favorable tax treatment afforded life insurance, including the exclusion of death benefits from income tax, the ability to take distributions and loans over the life of your policy, and the deferral of taxation of any increase in the value of your policy. If the policy does fail to qualify, you will be subject to the denial of those important benefits. In addition, if you pay more premiums than permitted under the federal tax law your policy may still be life insurance but will be classified as a Modified Endowment Contract whereby only the tax benefits applicable to death benefits will apply and distributions will be subject to immediate taxation and to an added penalty tax.

TAX LAW COMPLIANCE. We believe that the policy will satisfy the federal tax law definition of life insurance, and we will monitor your policy for compliance with the tax law requirements. The discussion of the tax treatment of your policy is based on the current policy, as well as the current rules and regulations governing life insurance. Please note that changes made to the policy, as well as any changes in the current tax law requirements, may affect the policy's qualification as life insurance or may have other tax consequences.


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Charges and Fees

This section describes the fees and expenses that you will pay when buying, owning and surrendering your policy. Refer to the "Policy Charges and Fees" section later in this prospectus for more information.

Table I describes the fees and expenses that you will pay at the time you purchase your policy, surrender your policy, or transfer accumulation values between Sub-Accounts.

                            Table I: Transaction Fees

CHARGE                             WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------
Maximum sales charge imposed on    When you pay a premium.              Guaranteed not to exceed 5.0% of
premiums (Premium Load)                                                 each premium

Surrender Charge* (1)              Upon Full Surrender of your policy
                                   (years 1-15).
                                   When you make certain
                                   specified amount reductions
                                   (decreases) (years 1-10).

   Maximum Charge                                                       $56.21 per $1,000 of specified amount.

   Minimum Charge                                                       $0.00 per $1,000 of specified amount.

   Charge for a Representative                                          For a male, age 45, standard non-
   Insured                                                              tobacco, in year one the maximum
                                                                        Surrender Charge is $29.75 per $1,000 of
                                                                        specified amount.

                                                                        For a female, age 45, standard
                                                                        non-tobacco, in year one the maximum
                                                                        Surrender Charge is $27.28 per $1,000 of
                                                                        specified amount.

Transfer Fee                       Applied to any transfer request in   $ 25
                                   excess of 24 made during any
                                   policy year.

* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges that would apply to you by requesting a personalized policy illustration from your financial adviser.

1 You may request one or more Partial Surrenders totaling 90% of your policy's Surrender Value without the imposition of a Surrender Charge. If you wish to surrender more than 90% of your policy's Surrender Value, you must request a Full Surrender of your policy, which is subject to the Surrender Charge reflected in the table above. (See section headed "Partial Surrenders" for a discussion of Partial Surrenders of your policy.)

Table II describes the fees and expenses that you will pay periodically during the time that you own your policy, not including the fund operating expenses shown in Table III.

          Table II: Periodic Charges Other Than Fund Operating Expenses

CHARGE                             WHEN CHARGE IS DEDUCTED              AMOUNT DEDUCTED
----------------------------------------------------------------------------------------------------------------
Cost of Insurance*                 Monthly

   Maximum Charge                                                       $83.33 per month per $1,000 of Net
                                                                        Amount at Risk.
                                                                        Individuals with a higher mortality
                                                                        risk than standard issue individuals
                                                                        can be charged from 125% to 800% of
                                                                        the standard rate.

   Minimum Charge                                                       $0.00 per month per $1,000 of Net
                                                                        Amount at Risk.

   Charge for a Representative                                          For a male, age 45, standard
   Insured                                                              non-tobacco, in year one the
                                                                        guaranteed maximum monthly cost of
                                                                        insurance rate is $0.20 per month per
                                                                        $1,000 of net amount at risk.

                                                                        For a female, age 45, standard
                                                                        non-tobacco, in year one the
                                                                        guaranteed maximum monthly cost of
                                                                        insurance rate is $0.15 per month per
                                                                        $1,000 of net amount at risk.

Mortality and Expense Risk         Daily (at the end of each            Daily charge as a percentage of the
Charge ("M&E")                     valuation day).                      value of the Separate Account,
                                                                        guaranteed not to exceed an effective
                                                                        annual rate of 0.20%.

Administrative Fee*                Monthly                              A flat fee of $10 per month in all
                                                                        years.

                                                                        In addition to the flat fee of $10 per
                                                                        month, for the first ten policy years
                                                                        from issue date or increase in
                                                                        specified amount,  a monthly fee per
                                                                        dollar of Initial specified amount or
                                                                        increase in

* These charges and costs vary based on individual characteristics. The charges and costs shown in the table may not be representative of the charges and costs that a particular policy owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

CHARGE                          WHEN CHARGE IS DEDUCTED   AMOUNT DEDUCTED
------------------------------------------------------------------------------------------------
                                                          specified amount as follows:

   Maximum Charge                                         $1.83 per month per $1,000 of Initial
                                                          specified amount or increase in
                                                          specified amount.

   Minimum Charge                                         $0.01 per month per $1,000 of Initial
                                                          specified amount or increase in
                                                          specified amount.

   Charge for a Representative                            For a male age 45, standard
   Insured                                                non-tobacco, the maximum additional
                                                          monthly charge is $0.33 per month per
                                                          $1,000 of specified amount.

                                                          For a female age 45, standard
                                                          non-tobacco, the maximum additional
                                                          monthly charge is $0.21 per month per
                                                          $1,000 of specified amount.

Policy Loan Interest            Annually                  4.0% annually of the amount held in
                                                          the Loan Account. (2)

Interest on Accelerated         Annually
Benefit Lien

   Accelerated Benefit Up to                              4.0% annually of amount of Accelerated
   Surrender Value                                        Benefit up to Surrender Value. (3)

   Accelerated Benefit Exceeding                          Rate not to exceed higher of (i)
   Surrender Value                                        published monthly average of  Moody's
                                                          Corporate Bond Yield Average - Monthly
                                                          Average Corporates (determined 30 days
                                                          in advance of beginning of policy
                                                          year) and (ii) the rate used to
                                                          compute the Accumulation Value of the
                                                          Fixed Account plus 1.0%.  (3)

2 Effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request a policy loan, amounts equal to the amount of the loan you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amount is transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%. The net cost of your loan (that is, the difference between the interest rate charged on amounts borrowed and the interest rate credited to amounts held in the Loan Account) is 1.0% in policy years 1 - 10 and 0.0% in policy years 11 and later.

3 Under the Accelerated Benefits Riders, payments of benefits are considered as liens, which, as described more fully in the section headed "Policy Loans", are charged interest on amounts not exceeding the Surrender

CHARGE                           WHEN CHARGE IS DEDUCTED             AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------
Overloan Protection Rider        One-time charge when benefit is     Maximum charge of 5.0% of the then
                                 elected                             current Accumulation Value.(4)

OPTIONAL RIDER CHARGES                                               INDIVIDUALIZED BASED ON WHETHER
                                                                     OPTIONAL RIDER(S) SELECTED.

Accelerated Benefits Riders      When any benefit payment is made.   $250 (deducted from amount of benefit
(5)                                                                  paid).

Change of Insured Rider          N/A                                 There is no charge for this rider.

Enhanced Surrender Value Rider   Monthly
(6)                              (in policy years 2-5 only)

Multi-life (LINCOLN ASSETEDGE                                        Charge is $0.075 per $1,000 of initial
(SM) Exec VUL) only (Option 2)                                       specified amount. (6)

Individual issue aand                                                Charge is $0.05 per $1,000 of initial
Multi-life (LINCOLN ASSETEDGE                                        specified amount. (6)
(SM) VUL and LINCOLN ASSETEDGE
(SM) Exec VUL) (Option 1)

Estate Tax Repeal Rider          One-time charge at issue.           $250

3 (continued) Value of the policy at an effective annual interest rate of 4.0% in years 1-10 and 3.0% in years 11 and later. To the extent the Accelerated Benefit paid exceeds the Surrender Value of the policy, the interest rate charged will vary as described in the table above and in the section headed "Policy Loans". Although deducted annually, interest accrues daily. As described in the section headed "Policy Loans", when you request an Accelerated Benefit, amounts equal to the amount of the Accelerated Benefit you request are withdrawn from the Sub-Accounts and the Fixed Account in proportion to their respective values. Such amounts are transferred to the Loan Account, which is part of the Company's General Account. Amounts in the Loan Account are credited interest at an effective annual rate guaranteed not to be less than 3.0%.

4 Accumulation Value of the policy is the sum of the Fixed Account value, the Separate Account value, and the Loan Account value. See Policy Values section for detailed discussion of how each value is calculated.

5 There are two versions of this rider, and the charge for each version of the rider is the same. See Riders section for detailed discussion of the terms of each rider, including that the payment of a benefit under either version of the Rider is considered a loan against the policy.

6 This rider is optional if the policy is applied for on an individual basis. This rider is required for policies sold on a multi-life basis (LINCOLN ASSETEDGE (SM) Exec VUL) and the owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value (option 2). See section headed "Enhanced Surrender Value Rider" in the Riders section of this prospectus for detailed discussion of the two options.

CHARGE                        WHEN CHARGE IS DEDUCTED   AMOUNT DEDUCTED
--------------------------------------------------------------------------------------------------
Waiver of Monthly Deduction   Monthly                   A percent of all other covered monthly
Rider (7)                                               charges.

Maximum Charge                                          12.0% of all other covered monthly
                                                        charges.

Minimum Charge                                          2.0% of all other covered monthly charges.

Charge for a Representative                             For a male, age 45, standard non-tobacco,
Insured                                                 the maximum percentage is 3.5% of all
                                                        other covered monthly charges.

                                                        For a female, age 45, standard
                                                        non-tobacco, the maximum percentage is 5%
                                                        of all other covered monthly charges.

7 These charges and costs vary based on individual characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular policy owner will pay. "Covered monthly charges" are the Monthly Deductions under the policy: the Cost of Insurance Charge, Administrative Fee, and the cost of any riders. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your financial adviser.

Table III shows the annual fund fees and expenses that are deducted daily from the underlying funds in which your Sub-Account invests. The table shows the minimum and maximum total operating expenses charged by the underlying funds that you may pay during the time you own your policy. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.

These fees and expenses may change at any time.

                 Table III: Total Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)

TOTAL ANNUAL OPERATING EXPENSE                                               MINIMUM   MAXIMUM
------------------------------------------------------------------------------------------------
Total management fees, distribution and/or service (12b-1) fees, and other   0.32%     6.06% (8)
expenses.

8 The Total Annual Operating Expenses shown in the table do not reflect waivers and reductions. Funds may offer waivers and reductions to lower their fees. Currently such waivers and reductions range from 0.00% to 4.89%. These waivers and reductions generally extend through April 30, 2009 but may be terminated at any time by the fund. Refer to the funds prospectus for specific information on any waivers or reductions in effect. The minimum and maximum percentages shown in the table include Fund Operating Expenses of mutual funds, if any, which may be acquired by the underlying funds which operate as Fund of Funds. Refer to the funds prospectus for details concerning Fund Operating Expenses of mutual fund shares acquired by underlying funds, if any. In addition, certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. Redemption fees are discussed in the Market Timing section of this prospectus and further information about redemption fees is contained in the prospectus for such funds, copies of which accompany this prospectus or may be obtained by calling 1-800-444-2363.


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

LINCOLN LIFE, THE SEPARATE ACCOUNT AND THE GENERAL ACCOUNT

The Lincoln National Life Insurance Company ("Lincoln Life, the Company, we, us, our") (EIN 35-0472300), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation ("LNC"), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies. Death benefit proceeds and rider benefits to the extent those proceeds exceed the then current Accumulation Value of your policy are backed by the claims-paying ability of Lincoln Life.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.

Lincoln Life Flexible Premium Variable Life Account M ("Separate Account") is a separate account of the Company which was established on December 2, 1997. The investment performance of assets in the Separate Account is kept separate from that of the Company's General Account. Separate Account assets attributable to the policies are not charged with the general liabilities of the Company. Separate Account income, gains and losses are credited to or charged against the Separate Account without regard to the Company's other income, gains or losses. The Separate Account's values and investment performance are not guaranteed. It is registered with the Securities and Exchange Commission (the "SEC" or the "Commission") as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of "separate account." Any changes in the investment policy of the Separate Account must be approved by the Indiana Department of Insurance.

You may also allocate your premium payments and accumulation values in whole or in part to the Fixed Account ("Fixed Account"). In the Fixed Account, your principal is guaranteed. Fixed Account assets are general assets of the Company, and are held in the Company's General Account.

On April 3, 2006, Jefferson-Pilot Corporation ("Jefferson-Pilot"), a North Carolina corporation, merged with and into a wholly owned subsidiary of LNC, the parent company of Lincoln Life. On April 2, 2007, Jefferson-Pilot Life Insurance Company ("JPLife"), one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. In addition, on July 2, 2007, Jefferson Pilot Financial Insurance Company ("JPFIC") also one of the insurance companies which became a subsidiary of LNC as a result of the LNC/Jefferson-Pilot merger, merged into and with Lincoln Life. As a result of the two mergers, the assets and liabilities of JPLife and of JPFIC became part of the assets and liabilities of Lincoln Life and the life insurance policies previously issued by JPLife and JPFIC became the obligations of Lincoln Life. Lincoln Life's obligations as set forth in your policy, prospectus and Statement of Additional Information have not changed as a result of either merger.

Fund Participation Agreements

In order to make the funds in which the Sub-Accounts invest available, Lincoln Life has entered into agreements with the trusts or corporations and their advisers or distributors. In some of these agreements, we must perform certain administrative services for the fund advisers or distributors. For these administrative functions, we may be compensated at annual rates of between 0.00% and 0.46% based upon the assets of an underlying fund attributable to the policies. We (or our affiliates) may profit from these fees or use these fees to defray the costs of distributing the contract. Additionally, a fund's adviser and/or distributor (or its affiliates) may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts to participate in sales meetings. The compensation may come from 12b-1 fees or be paid by the advisers or distributors. The funds offered by the following trusts or corporations make payments to Lincoln Life under their distribution plans in consideration of the administrative functions Lincoln Life performs: American Funds Insurance Series, Fidelity Variable Insurance Products, and Lincoln Variable Insurance Products Trust.

Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us (or our affiliates) would decrease.

Distribution of the Policies and Compensation

The policy is distributed by broker-dealer firms through their registered representatives who are appointed as life insurance agents for the Company. One of such broker-dealer firms is Lincoln Financial Advisors Corporation ("LFA"), which is an affiliate of the Company. Broker-dealer firms may receive commission and service fees up to 60% of first year premium, plus up to 5% of all other premiums paid. The amount of compensation may also be affected by choices the policy owner has made, including choices of riders, when the policy was applied for. In lieu of premium-based commission, equivalent amounts may be paid over time, based on accumulation value. Additionally, the broker-dealer may be paid additional compensation on first year premiums and all additional premiums and/or provided reimbursements for portions of policy sales expenses.

In some situations, the broker-dealer may elect to share its commission or expense reimbursement allowance with its registered representatives. Registered representatives of broker-dealer firms may also be eligible for cash bonuses and "non cash compensation." The latter, as defined in FINRA Conduct Rule 2820, includes such things as office space, computers, club credit, prizes, awards, and training and education meetings.

Broker-dealers or their affiliates may be paid additional amounts for: (1) "preferred product" treatment of the policies in their marketing programs, which may include marketing services and increased access to sales representatives;
(2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the broker-dealer offers. Loans may be provided to broker-dealers or their affiliates to help finance marketing and distribution of the policies, and those loans may be forgiven if aggregate sales goals are met. In addition, staffing or other administrative support and services may be provided to broker-dealers who distribute the policies.

These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or receives lower levels of additional compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to take such payments into account when considering and evaluating any recommendation relating to the policies.

Depending on the particular selling arrangements, there may be others who are compensated for distribution activities. For example, certain "wholesalers," who control access to certain selling offices, may be compensated for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the policies. One of the wholesalers is Lincoln Financial Distributors, Inc. ("LFD"), a registered broker-dealer, also an affiliate of Lincoln Life. Marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the policies, and which may be affiliated with those broker-dealers, may also be compensated. Commissions and other incentives or payments described above are not charged directly to policy owners or the Separate Account. The potential of receiving, or the receipt of, such marketing assistance or other services and the payment to those who control access or for referrals, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar assistance or disadvantage issuers of other variable life insurance policies (or other investments) which do not compensate for access or referrals. All compensation is paid from our resources, which include fees and charges imposed on your policy.

We do not anticipate that the Surrender Charge, together with the portion of the premium load attributable to sales expense, will cover all sales and administrative expenses which we will incur in connection with your policy. Any such shortfall would be available for recovery from the Company's General Account, which supports insurance and annuity obligations.

Sub-Accounts and Funds

The variable investment options in the policy are Sub-Accounts of the Separate Account ("Sub-Accounts"). All amounts allocated or transferred to a Sub-Account are used to purchase shares of the appropriate fund to which we refer as the underlying fund. You do not invest directly in these funds. The investment performance of each Sub-Account will reflect the investment performance of the underlying fund.

We create Sub-Accounts and select the funds the shares of which are purchased by amounts allocated or transferred to the Sub-Accounts based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will compensate us for providing administrative, marketing, and/or support services that would otherwise be provided by the fund, the fund's investment adviser, or its distributor. We review each fund periodically after it is selected. Upon review, we may either close a Sub-Account or restrict allocation of additional purchase payments to a Sub-Account if we determine the fund in which such Sub-Account invests no longer meets one or more of the factors and/or if the Sub-Account has not attracted significant policy owner assets. Alternatively, we may seek to substitute another fund which follows a similar investment objective as the fund in which a Sub-Account invests, subject to receipt of applicable regulatory approvals. Finally, when we develop a variable life insurance product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

A given underlying fund may have an investment objective and principal investment strategy similar to those for another fund managed by the same investment adviser or subadviser. However, because of timing of investments and other variables, there will be no correlation between the two investments. Even though the management strategy and the objectives of the funds are similar, the investment results may vary.

Several of the underlying funds may invest in non-investment grade, high-yield, and high-risk debt securities (commonly referred to as "junk bonds"), as detailed in the individual fund prospectus.

There is no assurance that the investment objective of any of the underlying funds will be met. You assume all of the investment performance risk for the Sub-Accounts you select. The amount of risk varies significantly among the Sub-Accounts. You should read each underlying fund's prospectus carefully before making investment choices.

Additional Sub-Accounts and underlying funds may be made available in our discretion. The right to select among Sub-Accounts will be limited by the terms and conditions imposed by the Company.

The underlying funds and their investment advisers/subadvisers and objectives are listed below. Comprehensive information on each fund, its objectives and past performance may be found in each fund prospectus. Prospectuses for each of the underlying funds listed below accompany this prospectus and are available by calling 1-800-444-2363.

AllianceBernstein Variable Products Series Fund, Inc., advised by
AllianceBernstein, L.P.

     - AllianceBernstein Global Technology Portfolio (Class A): Maximum capital appreciation.

     - AllianceBernstein Growth and Income Portfolio (Class A): Growth and income.

     - AllianceBernstein International Value Portfolio (Class A): Long-term growth.

     - AllianceBernstein Small/Mid Cap Value Portfolio (Class A): Long-term growth.

American Century Investments Variable Portfolios, Inc., advised by American Century Investment Management, Inc.

     -    Inflation Protection Fund (Class I): Long-term total return.

American Funds Insurance Series, advised by Capital Research and Management Company.

     -    Global Growth Fund (Class 2): Long-term growth.

     -    Global Small Capitalization Fund (Class 2): Long-term growth.

     -    Growth Fund (Class 2): Long-term growth.

     -    Growth-Income Fund (Class 2): Growth and income.

     -    International Fund (Class 2): Long-term growth.

Delaware VIP Trust, advised by Delaware Management Company.

     -    Capital Reserves Series (Standard Class): Current income.

     -    Diversified Income Series (Standard Class): Total return.

     -    Emerging Markets Series (Standard Class): Capital appreciation.

     -    High Yield Series (Standard Class): Total return.

     -    Small Cap Value Series (Standard Class): Capital appreciation.

     -    Trend Series (Standard Class): Capital appreciation.

     -    U. S. Growth Series (Standard Class): Capital appreciation.

     -    Value Series (Standard Class): Capital appreciation.

Fidelity Variable Insurance Products, advised by Fidelity Management & Research Company.

     -    Contrafund Portfolio (Service Class): Long-term capital appreciation.

     -    Growth Portfolio (Service Class): Capital appreciation.

     -    Mid Cap Portfolio (Service Class): Long-term growth.

     -    Overseas Portfolio (Service Class): Long-term growth.

Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund and the Templeton Global Income Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

     -    Franklin Income Securities Fund (Class 1): Current income.

     - Franklin Small-Mid Cap Growth Securities Fund (Class 1): Long-term growth.

     -    Mutual Shares Securities Fund (Class 1): Capital appreciation.

     -    Templeton Global Income Securities Fund (Class 1): Total return.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

     - LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation.
          (Subadvised by BAMCO, Inc.)
          (formerly Baron Capital Asset Fund)

     - LVIP Capital Growth Fund (Standard Class): Capital appreciation. (Subadvised by Wellington Management Company, LLP)

     - LVIP Cohen & Steers Global Real Estate Fund (Standard Class): Total return.
          (Subadvised by Cohen & Steers Capital Management)

     - LVIP Columbia Value Opportunities Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by Columbia Management Advisors, LLC)
          (formerly LVIP Value Opportunities Fund)

     - LVIP Delaware Bond Fund (Standard Class): Current income. (Subadvised by Delaware Management Company)

     - LVIP Delaware Growth and Income Fund (Standard Class): Capital appreciation.
          (Subadvised by Delaware Management Company)

     - LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.
          (Subadvised by Delaware Management Company)

     - LVIP Delaware Special Opportunities Fund (Standard Class): Capital appreciation.
          (Subadvised by Delaware Management Company)

     -    LVIP FI Equity-Income Fund (Standard Class): Income.
          (Subadvised by Pyramis Global Advisors LLC)

     - LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth.
          (Subadvised by Janus Capital Management LLC)

     - LVIP Marsico International Growth Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by Marsico Capital Management, LLC)

     - LVIP MFS(R) Value Fund (Standard Class): Long-term growth of capital. (Subadvised by Massachusetts Financial Services Company)

     - LVIP Mid-Cap Value Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by Wellington Management Company, LLP)

     - LVIP Mondrian International Value Fund (Standard Class): Capital appreciation.
          (Subadvised by Mondrian Investment Partners Limited)

     - LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)

     - LVIP SSgA Bond Index Fund (Standard Class): Current income. (Subadvised by SSgA Funds Management, Inc.)

     - LVIP SSgA Developed International 150 Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by SSgA Funds Management, Inc.)

     - LVIP SSgA Emerging Markets 100 Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by SSgA Funds Management, Inc.)

     - LVIP SSgA International Index Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by SSgA Funds Management, Inc.)

     - LVIP SSgA Large Cap 100 Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by SSgA Funds Management, Inc.)

     - LVIP SSgA S&P 500 Index Fund (Standard Class)(1): Capital appreciation.
          (Subadvised by SSgA Funds Management. Inc.)

     - LVIP SSgA Small/Mid Cap 200 Fund (Standard Class): Long-term capital appreciation.
          (Subadvised by SSgA Funds Management, Inc.)

     - LVIP SSgA Small-Cap Index Fund (Standard Class): Capital appreciation. (Subadvised by SSgA Funds Management, Inc.)

     - LVIP T. Rowe Price Growth Stock Fund (Standard Class): Long-term growth of capital.
          (Subadvised by T. Rowe Price Associates, Inc.)

     -    LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class):
          Maximum capital appreciation.
          (Subadvised by T. Rowe Price Associates, Inc.)

     - LVIP Templeton Growth Fund (Standard Class): Long-term growth of capital.
          (Subadvised by Templeton Investment Counsel, LLC)

     - LVIP Turner Mid-Cap Growth Fund (Standard Class): Capital appreciation.
          (Subadvised by Turner Investment Partners)
          (formerly LVIP Mid-Cap Growth Fund)

     - LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global
          AM))

     - LVIP Wilshire 2010 Profile Fund (Standard Class) (2): Total return. (Subadvised by Wilshire Associates Incorporated)

     - LVIP Wilshire 2020 Profile Fund (Standard Class) (2): Total return. (Subadvised by Wilshire Associates Incorporated)

     - LVIP Wilshire 2030 Profile Fund (Standard Class) (2): Total return. (Subadvised by Wilshire Associates Incorporated)

     - LVIP Wilshire 2040 Profile Fund (Standard Class) (2): Total return. (Subadvised by Wilshire Associates Incorporated)

     - LVIP Wilshire Aggressive Profile Fund (Standard Class) (2): Capital appreciation.
          (Subadvised by Wilshire Associates Incorporated)

     - LVIP Wilshire Conservative Profile Fund (Standard Class) (2): Current income.
          (Subadvised by Wilshire Associates Incorporated)

     - LVIP Wilshire Moderate Profile Fund (Standard Class) (2): Total return.
          (Subadvised by Wilshire Associates Incorporated)

     -    LVIP Wilshire Moderately Aggressive Profile Fund (Standard Class) (2):
          Growth and income.
          (Subadvised by Wilshire Associates Incorporated)

MFS (R) Variable Insurance Trust, advised by Massachusetts Financial Services Company

     -    Growth Series (Initial Class): Capital appreciation.

     -    Total Return Series (Initial Class): Growth and income.

     -    Utilities Series (Initial Class): Growth and income.

(1) "S&P 500" is a trademark of The McGraw Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

(2) The Lincoln Variable Insurance Products Trust LVIP Wilshire 2010 Profile Fund, LVIP Wilshire 2020 Profile Fund, LVIP Wilshire 2030 Profile Fund, LVIP Wilshire 2040 Profile Fund, LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire Conservative Profile Fund, LVIP Wilshire Moderate Profile Fund, and LVIP Wilshire Moderately Aggressive Profile Fund are "Fund of Funds" and as such purchase shares of other mutual funds rather than directly investing in debt and equity securities. As a result, Fund of Funds may have higher expenses than mutual funds which invest directly in debt and equity securities. None of the mutual funds, the shares of which are purchased by these Funds of Funds, pay 12b-1 fees to Lincoln Life or its affiliates.

Sub-Account Availability and Substitution of Funds

Lincoln Life may close Sub-Accounts and may seek to substitute shares of other funds as the fund in which a Sub-Account invests if:

     1) the shares of any underlying fund should no longer be available for investment by the Separate Account; or

     2) the Sub-Account has not attracted significant policyholder allocations; or

     3) in our judgment, further investment in such shares ceases to be appropriate in view of the purpose of the Separate Account, legal, regulatory or federal income tax restrictions, or for any other reason.

We will obtain any necessary regulatory or other approvals prior to such a change. Substitute funds may have higher charges than the funds being replaced.

Voting Rights

The underlying funds do not hold regularly scheduled shareholder meetings. When a fund holds a special meeting for the purpose of approving changes in the ownership or operation of the fund, the Company is entitled to vote the shares held by our Sub-Account in that fund. Under our current interpretation of applicable law, you may instruct us how to vote those shares.

We will notify you when your instructions are needed and will provide information from the fund about the matters requiring the special meeting. We will calculate the number of votes for which you may instruct us based on the amount you have allocated to that Sub-Account, and the value of a share of the corresponding fund, as of a date chosen by the fund (record date). If we receive instructions from you, we will follow those instructions in voting the shares attributable to your policy. If we do not receive instructions from you, we will vote the shares attributable to your policy in the same proportion as we vote other shares based on instructions received from other policy owners. Since underlying funds may also offer their shares to entities other than the Company, those other entities also may vote shares of the underlying funds, and those votes may affect the outcome.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shareholders present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the Separate Account are owned by the Company, and because under the 1940 Act the Company will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each Policy owner provide their voting instructions to the Company. Even though Policy owners may choose not to provide voting instruction, the shares of a fund to which such Policyholders would have been entitled to provide voting instruction will be voted by the Company in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of Policy owners could determine the outcome of matters subject to shareholder vote. In addition, because the Company expects to vote all shares of the underlying fund which it owns at a meeting of the shareholders of an underlying fund, all shares voted by the Company will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met.

POLICY CHARGES AND FEES

Policy charges and fees compensate us for providing your insurance benefit, administering your policy, assuming risks associated with your policy, and incurring sales related expenses. We may profit from any of these charges, and we may use this profit for any purpose, including covering shortfalls from other charges.

In addition to policy charges, the investment adviser for each of the underlying funds deducts a daily charge as a percent of the value in each fund as an asset management charge. The charge reflects asset management fees of the investment adviser. Other expenses are incurred by the funds (including 12b-1 fees for Class 2 shares and other expenses) and deducted from fund assets. Values in the Sub-Accounts are reduced by these charges. Future fund expenses may vary. Detailed information about charges and expenses incurred by an underlying fund is contained in each fund's prospectus.

The Monthly Deductions, including the Cost of Insurance Charges, will be deducted proportionately from the Net Accumulation Value of each Sub-Account and the Fixed Account subject to the charge, unless you and we agree otherwise in writing. Currently we will permit you to designate the specific Sub-Accounts and/or the Fixed Account from which you wish Monthly Deductions to be deducted. However, we reserve the right to terminate or change the practice upon notice to you.

If you have selected designated Sub-Accounts, and in a given month there is not sufficient value in one or more of those Sub-Accounts to cover the Monthly Deduction, we will deduct the remaining Monthly Deduction pro rata from the Sub-Accounts which have value. The Monthly Deductions are made on the "Monthly Anniversary Day," the Policy Date, and the same day of each month thereafter. If the day that would otherwise be a Monthly Anniversary Day is non-existent for that month, or is not a Valuation Day, then the Monthly Anniversary Day is the next Valuation Day. You may select or change designated Sub-Accounts at any time prior to a Monthly Anniversary Day by contacting our Administrative Office.

If the value is insufficient to cover the current Monthly Deduction, you have a 61-day Grace Period to make a payment sufficient to cover that deduction.

Premium Load; Net Premium Payment

We make a deduction from each premium payment. This amount, referred to as "Premium Load," covers certain policy-related state and federal tax liabilities. It also covers a portion of the sales expenses incurred by the Company. We currently deduct 3.5% from each premium payment. We reserve the right to increase this charge, but guarantee that it will not exceed 5.0% from each premium payment. The premium payment, net of the Premium Load, is called the "Net Premium Payment."

Surrender Charges

General:

Your policy gives you the right to (i) fully surrender your policy (a "Full Surrender") and receive the Accumulation Value of the policy less any applicable Surrender Charges (which is called the policy's "Surrender Value"); (ii) partially surrender your policy and receive from the Accumulation Value of your policy the amount you specifically request in cash (a "Partial Surrender"); and (iii) request a reduction in the specified amount of your policy (a "Reduction in specified amount"). The "Accumulation Value" of your policy is the sum of the Fixed Account value, the Separate Account value, and the Loan Account value (see section headed "Premiums - Policy Values" for discussion of how these values are calculated). In addition, Partial Surrenders are limited to 90% of the policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion).

A "Surrender Charge" may apply if you request a Full Surrender or a Reduction in Specified Amount. The Surrender Charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. A schedule of Surrender Charges is included in each policy. No Surrender Charge is imposed if you request a Partial Surrender.

The Surrender Charge varies by age of the insured, the number of years since the "Policy Date" or the date of an increase in specified amount, and the specified amount. (See section headed "Your Insurance Policy" for a discussion of Policy Date.) The Surrender Charge will never exceed $56.21 per $1,000 of specified amount. A personalized schedule of Surrender Charges is included in each policy when your policy is issued. That schedule will calculate for you for each year during which a Surrender Charge based upon the initial specified amount will be imposed, the result of multiplying (a) the amount per $1,000 of initial specified amount by (b) the initial specified amount divided by 1,000.

If you increase the specified amount, a new Surrender Charge schedule will be applicable to each increase. This charge would be imposed if you surrender all or a part of the increased specified amount, and it is in addition to any Surrender Charge on the existing specified amount. Upon an increase in specified amount, we will send you a confirmation of the increase. You may obtain more information about the Surrender Charges that would apply to your policy by requesting a personalized illustration from your financial adviser. This personalized illustration will demonstrate the amount of the Surrender Charges that would be imposed in the event you thereafter requested a reduction of that increased specified amount and their impact on your policy values. In addition, an example of how the various actions described below would impact the Surrender Charge is included in Appendix A of this prospectus.

For Full Surrenders, the duration of the Surrender Charge is up to 15 years from the Policy Date for the initial specified amount and up to 15 years from the date of each increase in specified amount. For Reductions in specified amount, the duration of the Surrender Charge is 10 years from the Policy Date for the initial specified amount and 10 years from the date of each increase in the specified amount. If there has been more than one increase in specified amount, each increase is separately tracked for the purpose of determining the applicable Surrender Charge. The length of the Surrender Charge period for a Full Surrender varies based upon the age of the insured on the Policy Date or the date of an increase in your specified amount as follows:

     -    Ages 0-50, 15 years
     -    Age 51, 14 years
     -    Age 52, 13 years
     -    Age 53, 12 years
     -    Age 54, 11 years
     -    Ages 55 and above, 10 years

The length of the Surrender Charge period for Reductions in specified amount does not vary, that is it is always 10 years from the Policy Date for the initial specified amount or from the effective date of each increase in specified amount.

Surrender Charges are assessed by withdrawing value from the Sub-Accounts and the Fixed Account proportionately. The Surrender Charge will not exceed the policy value. All Surrender Charges decline to zero within, at most, 15 years following the Policy Date or, at most, 15 years from the effective date of each increase in specified amount.

When you apply for the policy, your financial adviser can prepare personalized illustrations that reflect the Surrender Charges that would apply if you request a Full Surrender or a Reduction in specified amount at various points during your policy ownership. In addition, after your policy is issued, please also contact your financial adviser before you request a Full Surrender or a Reduction in specified amount of your policy and ask for a personalized illustration that would reflect the amount of the Surrender Charges that would be imposed on the transaction you are considering and their impact on your policy values.

Full Surrenders:

If you request a Full Surrender of your policy in which the specified amount has previously neither increased or decreased, the Surrender Charge will equal 1) multiplied by 2) where:

     1) is the amount per $1,000 of Initial specified amount for the number of years since the Policy Date;

     and

     2)   the Initial specified amount divided by 1,000.

For example, the surrender charge for a Full Surrender of a policy at the end of the tenth policy year for a male, standard non-tobacco, issue age 45 with an Initial specified amount of $1,000,000 which has not been increased would be: a) $17.11 multiplied by b) 1,000 ($1,000,000 divided by 1,000), or $17,110.

If you request a Full Surrender of the policy in which you have previously requested one or more increases in the specified amount (but have not previously requested a decrease in the specified amount) the Surrender Charge will equal 1) plus 2) where:

     1)   is

          a) the amount per $1,000 of Initial specified amount for the number of years since the Policy Date; multiplied by

          b)   the Initial specified amount divided by 1,000; and

     2)   is for each increase in specified amount

          a) the amount per $1,000 of increase in specified amount for the number of years since the date of each increase; multiplied by

          b)   the increased specified amount divided by 1,000.

If you request a Full Surrender of your policy in which you had previously requested a Reduction in specified amount (but have not previously requested an increase in the specified amount), the Surrender Charge will equal 1) multiplied by 2) multiplied by 3) where:

     1) is the amount per $1,000 of Initial specified amount for the number of years since the Policy Date;

     2) is one minus the percentage of the Initial specified amount for which a Surrender Charge was previously assessed; and

     3)   is the specified amount divided by 1,000.

The charge assessed upon a Full Surrender will not exceed the policy's Accumulation Value.

Reduction in Specified Amount:

If you request a Reduction in specified amount of your policy where you have not previously requested an increase in specified amount , the Surrender Charge will be calculated as 1) divided by 2) and then multiplied by 3), where:

     1)   is the amount of this decrease;

     2)   is the Initial specified amount; and

     3) is the Surrender Charge applicable for the policy year as stated in your policy specifications.

The length of the surrender charge period for Reductions in specified amount is 10 years from the Policy Date for the initial specified amount or 10 years from the effective date of each increase in specified amount.

The same calculation is made each time you request a Reduction in specified amount.

If you request a Reduction in specified amount of your policy when you previously have requested an increase in specified amount, each increase in specified amount (or part thereof, if your request for Reduction in specified amount is for less than the full amount of the most recent increase in specified amount) will be surrendered separately on a last in, first out basis. That is, the most recently requested increase in specified amount will be surrendered first, then the next most recently requested increase in specified amount (or part thereof) will be surrendered next, until the specified amount has been reduced in accordance with your request for a Reduction in specified amount. Rather than impose a charge to recover the expenses incurred by the Company to process the increase at the time the increase is approved, the Company spreads out those expenses over a period of years. The use of the last in, first out order helps the Company to recover such expenses should a Reduction in specified amount result in the surrender of an increase in specified amount for which the Company had not recovered its costs. The last in, first out order will be followed even if there are earlier increases in specified amount which were made more than 10 years prior to your request for a Reduction in specified amount.

If your request for Reduction in specified amount exceeds the amount of the most recent increase in specified amount, then the next most recent increase (or part thereof) will be surrendered, and the Surrender Charge will be calculated separately for the amount of that increase which is surrendered. Increases in specified amounts will be surrendered successively (including, if necessary a part of the initial specified amount) until the total amount of such successive surrenders equal the amount of your requested Reduction in specified amount. Any requests for Reduction in specified amount thereafter will be handled in a similar manner, that is, the most recent increase in specified amount or unsurrendered part of an increase in specified amount will be next surrendered in whole or in part.

If you engage in a series of increases and reductions in specified amount, the latest increase in the specified amount of your policy will be surrendered in whole or in part should you subsequently request a Reduction in specified amount. If the only increase in specified amount (or part thereof) which will be surrendered became effective more than 10 years ago, then no Surrender Charge would be imposed on a Reduction in specified amount involving the surrender of such increase in specified amount.

We may limit requests for Reduction in specified amount to the extent there is insufficient value to cover the necessary Surrender Charges.

Partial Surrender:

There is no Surrender Charge if you request a Partial Surrender. However, we reserve the right to limit the total of all Partial Surrenders to 90% of the policy's Surrender Value (see section headed "Policy Surrenders - Partial Surrenders" for a detailed discussion). In addition, a Partial Surrender may reduce the policy's specified amount if you have elected Death Benefit Option 1 or Death Benefit Option 3 (see section headed "Policy Surrenders - Partial Surrenders" for detailed discussion). In addition, we may decline a request for a Partial Surrender which results in a reduction in the policy's specified amount below the minimum specified amount or below the level required to maintain the policy as life insurance for the purposes of federal income tax law (see section headed "Tax Issues - Taxation of Life Insurance in General" for detailed discussion).

If your policy includes the Estate Tax Repeal Rider, and if you satisfy its special conditions, you will have a one-time right to cancel your policy without being subject to Surrender Charges. This is a limited benefit and is subject to our specific definition of Estate Tax Repeal.

In addition, if your policy includes the Enhanced Surrender Value Rider, you may surrender your policy for an enhanced surrender value during policy years 1 though 5, without being subject to the policy surrender charges.

Any surrender may have tax implications. Consult your tax or other adviser before initiating a surrender.

Partial Surrender Fee

No Surrender Charge or Administrative Fee is imposed on a Partial Surrender.

Transfer Fee

For each transfer request in excess of 24 made during any policy year, we reserve the right to charge you an Administrative Fee of $25.

Mortality and Expense Risk Charge

We assess a daily mortality and expense risk charge as a percentage of the value of the Sub-Accounts. The mortality risk assumed is that the insured may live for a shorter period than we originally estimated. The expense risk assumed is that our expenses incurred in issuing and administering the policies will be greater than we originally estimated. The charge is guaranteed not to exceed an effective annual rate of 0.20% in all policy years. The current charge is the effective annual rate of 0.10% in policy years 1-20, and 0.00% in policy years 21 and beyond.

Cost of Insurance Charge

A significant cost of variable life insurance is the "Cost of Insurance Charge". This charge is the portion of the Monthly Deduction designed to compensate the Company for the anticipated cost of paying death benefits in excess of the policy value. It is determined based on our expectation of future mortality, investment earnings, persistency and expenses (including taxes).

The Cost of Insurance Charge depends on the policy duration, the age, underwriting category and gender (in accordance with state law) of the insured, and the current "Net Amount at Risk". The Net Amount at Risk is the death benefit minus the greater of zero or the policy value, and may vary with investment performance, premium payment patterns, and charges. The rate on which the Monthly Deduction for the Cost of Insurance Charge is based will generally increase each policy year as the insured ages. Cost of insurance rates are generally lower for healthy individuals.

The Cost of Insurance Charge is determined monthly by dividing the death benefit at the beginning of the policy month by 1 plus .00246627 (the monthly equivalent of an effective annual rate of 3.0%), subtracting the value at the beginning of the policy month, and multiplying the result (the "Net Amount at Risk") by the applicable cost of insurance rate as determined by the Company.

The current Cost of Insurance Charge may be less than the guaranteed Cost of Insurance Charge, but it will never exceed the maximum Cost of Insurance charge. A schedule of guaranteed maximum cost of insurance rates is part of your policy.

Administrative Fee

There is a flat Monthly Deduction of $10 during all policy years.

For the first ten policy years from the Policy Date or increase in specified amount, there is an additional charge which varies generally with the insured's issue age, sex, death benefit option, Benefit Selection Option, and premium class. This charge will never exceed $1.83 per month per $1,000 of Initial specified amount or increase in specified amount. This fee compensates the Company for administrative expenses associated with policy issue and ongoing policy maintenance including premium billing and collection, policy value calculation, confirmations, periodic reports and other similar matters.

Policy Loan Interest

If you borrow against your policy, interest will be charged to the Loan Account value. The annual effective interest rate is 4.0% in years 1-10, 3.0% in years 11 and beyond. We will credit 3.0% interest on the Loan Account value in all years.

Rider Charges

The following paragraphs describe the charges for the riders listed below. The features of the riders available with this policy and any limitations on the selection of riders are discussed in the section headed "Riders".

Accelerated Benefits Riders. There is a flat charge of $250 (limited in certain states), which will be deducted from any benefit when paid.

Enhanced Surrender Value Rider. There is a monthly charge during policy years 2-5 of $0.05 per $1,000 of Initial specified amount.

While this rider is optional if policy is applied for on an individual basis, this rider is required for policies applied for on a multi-life basis (LINCOLN ASSETEDGE (SM) Exec VUL), and the owner of the policy will have the opportunity to elect a higher Enhanced Surrender Value. The charge for the higher Enhanced Surrender Value (Option 2) is $0.075 per month per $1,000 of Initial specified amount. In the event the owner of a policy issued on a multi-life basis does not elect the higher Enhanced Surrender Value, the charge of $0.05 per $1,000 will be made. (See section headed "Riders-Enhanced Surrender Value Rider" for a discussion of the two options available if the policy is applied for on a multi-life basis.)

For example, a policy with an Initial specified amount of $500,000 would have a $25 charge per month (or $300 per year), and a policy with an initial specified amount of $1,000,000 would have a $50 charge per month (or $600 per year) for Option 1. For Option 2, the charge for a policy which an Initial specified amount of $500,000 would be $37.50 per month (or $450 per year), and the charge for a policy with an Initial specified amount of $1,000,000 would be $75 per month (or $900 per year).

Waiver of Monthly Deduction Rider. The monthly charge for this benefit is equal to the sum of all other covered monthly charges for the policy and all riders, multiplied by a percentage. The percentage depends on the age, underwriting category and gender of the insured. The maximum percentage is 12.0%. If you have elected this rider, a table of percentages appears on the rider pages in your policy.

Estate Tax Repeal Rider. There is a $250 one-time charge at issue for this rider.

Overloan Protection Rider. There is a one-time charge for this rider if you choose to elect the benefit. This charge will not exceed 5.0% of the then current accumulation value.

YOUR INSURANCE POLICY

Your policy is a life insurance contract that provides for a death benefit payable on the death of the insured. The policy and the application constitute the entire contract between you and Lincoln Life.

We may add, change or eliminate any underlying funds that the Separate Account or the Sub-Accounts invest in, subject to state and federal laws and regulations. We may substitute a new fund for one that is no longer available for investment, or is no longer suitable for the policy. We will obtain any required approvals from policy owners, the SEC, and state insurance regulators before substituting any funds.

We may choose to add or remove Sub-Accounts as investment options under the policies, based on marketing needs or investment conditions. If we change any Sub-Accounts or substitute any funds, we will make appropriate endorsements to the policies.

If we obtain appropriate approvals from policy owners and securities regulators, we may:

     -    change the investment objective of the Separate Account;

     - operate the Separate Account as a management investment company, unit investment trust, or any other form permitted under applicable securities laws;

     -    deregister the Separate Account; or

     -    combine the Separate Account with another separate account.

We will notify you of any change that is made.

The policy includes policy specifications pages. These pages provide important information about your policy such as: the identity of the insured and owner; Policy Date; the Initial specified amount; the death benefit option selected; issue age and sex; Planned Premium Payment; Surrender Charges; expense charges and fees; No-Lapse Premium (subject to availability); and guaranteed maximum cost of insurance rates.

When your policy is delivered to you, you should review it promptly to confirm that it reflects the information you provided in your application. If not, please notify us immediately.

The policy is nonparticipating. This means that no dividends are payable to you. In addition, your policy does not share in the profits or surplus earnings of the Company.

Before purchasing the policy to replace, or to be funded with proceeds from, an existing life insurance policy or annuity, make sure you understand the potential impact. The insured will need to prove current insurability and there may be a new contestable period for the new policy. The death benefit and policy values may be less for some period of time in the new policy.

The "Policy Date" is the date on which we begin life insurance coverage under the policy if you have paid your initial premium with your application. If you have not paid your initial premium with your application, your life insurance coverage will begin on the day we receive your initial premium. The Policy Date is also the date from which policy years, policy anniversary, Monthly Anniversary Days, policy months, premium due dates, and age are determined.

Once your policy is in force, the effective date of payments and requests you send us is usually determined by the day and time we receive them.

We allow telephone or other electronic transactions when you complete our authorization form and return it to us. Contact our Administrative Office for information on permitted electronic transactions and authorization for electronic transactions.

Any telephone or other electronic transmission, whether it is yours, your service provider's, your agent's, or ours, can experience outages or slowdowns for a variety of reasons. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience problems, you should send your request in writing to our Administrative Office.

Application

If you decide to purchase a policy, you must first complete an application. A completed application identifies the proposed insured and provides sufficient information to permit us to begin underwriting risks in the policy. We require a medical history and examination of the proposed insured. Based on our review of medical information about the proposed insured, we may decline to provide insurance, or we may place the proposed insured in a special underwriting category. The monthly Cost of Insurance Charge deducted from the policy value after issue varies depending on the age, sex, and underwriting category of the insured.

A policy may only be issued upon receipt of satisfactory evidence of insurability, and generally when the insured is at least age 15 and at most age 85, if the policy is fully underwritten. Other age limits may apply if this policy is not fully underwritten. Age will be determined by the nearest birthday of the insured.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who applies for a policy. When you apply for a policy, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We, or our agent, may also ask to see your driver's license, photo i.d. or other identifying documents.

Owner

The Owner on the date of issue is designated in the policy specifications. You, as Owner, will make the following choices:

     1) initial death benefit amount, death benefit option, and death benefit qualification test;

     2)   optional riders;

     3)   the amount and frequency of Premium Payments; and

     4) the amount of Net Premium Payment to be allocated to the selected Sub-Accounts or the Fixed Account.

In addition, for policies sold on a multi-life basis as LINCOLN ASSETEDGE (SM) Exec VUL, the Enhanced Surrender Value Rider will automatically be included with each policy, and the owner of each policy will have choice of which enhancement option is desired. (See discussion of "Enhanced Surrender Value Rider" in the Riders section of this prospectus).

You are entitled to exercise rights and privileges of your policy as long as the insured is living. These rights generally include the power to select the Beneficiary, request Policy Loans, make Partial Surrenders, surrender the policy entirely, request a Reduction in specified amount, name a new Owner, and assign the policy. You must inform us of any change in writing. We will record change of Owner and Beneficiary forms to be effective as of the date of the latest signature on the request.

Right to Examine Period

You may return your policy to us for cancellation within ten days after you receive it (or a greater number of days if required by your state). This is called the "Right to Examine Period". If the policy is returned for cancellation within the Right to Examine Period, depending on the state of issue of your policy, we will refund to you either all Premium Payments or the policy value plus any charges and fees. If a Premium Payment was made by check, there may be a delay until the check clears.

If your policy is issued in a state that requires return of Premium Payments, any Net Premium Payments received by us within ten days of the date the policy was issued will be held in the Money Market Sub-Account. At the end of that period, it will be allocated to the Sub-Accounts and the Fixed Account, if applicable, which you designated. If the policy is returned for cancellation within the Right to Examine Period, we will return the full amount of any Premium Payments made.

If your policy is issued in a state that provides for return of value, any Net Premium Payments received before the end of the Right to Examine Period will be allocated directly to the Sub-Accounts and the Fixed Account, if applicable, which you designated. The Owner bears the risk of a decline in Sub-Account values. If the policy is returned for cancellation within the Right to Examine Period, we will return the policy value, plus any charges and fees, as of the date the cancelled policy is received at our Administrative Office.

Initial Specified Amount

You will select the Initial specified amount of death benefit on the application. This may not be less than $100,000 (other limits may apply when policy is not fully underwritten). This amount, in combination with a death benefit option, will determine the initial death benefit. The Initial specified amount is shown on the policy specifications page.

Transfers

You may make transfers among the Sub-Accounts and the Fixed Account, subject to certain provisions. You should carefully consider current market conditions and each fund's objective and investment policy before allocating money to the Sub-Accounts.

During the first policy year, transfers from the Fixed Account to the Sub-Accounts may be made only as provided for in the Dollar cost averaging program described below. The amount of all transfers from the Fixed Account in any other policy year may not exceed the greater of:

     1) 25% of the Fixed Account value as of the immediately preceding policy anniversary, or

     2) the total dollar amount transferred from the Fixed Account in the immediately preceding policy year.

Up to 24 transfer requests (a request may involve more than a single transfer) may be made in any policy year without charge. We may limit transfers from the Fixed Account at any time.

Requests for transfers must be made in writing, or electronically, if you have previously authorized telephone or other electronic transfers in writing, subject to our consent.

Any transfer among the Sub-Accounts or to the Fixed Account will result in the crediting and cancellation of accumulation units. This will be based on the accumulation unit values determined after our Administrative Office receives a request in writing or adequately authenticated electronic transfer request. Transfer and financial requests received in good order before 4:00 P.M. Eastern time on a business day will normally be effective that day.

Market Timing

Frequent, large, or short-term transfers among Sub-Accounts and the Fixed Account, such as those associated with "market timing" transactions, can affect the underlying funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our policy owners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Sub-Accounts and the Fixed Account that may affect other policy owners or fund shareholders.

In addition, the underlying funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among Sub-Accounts. While we reserve the right to enforce these policies and procedures, policy owners and other persons with interests under the policies should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the underlying funds.

However, under the SEC rules, we are required to: (1) enter into written agreement with each underlying fund or its principal underwriter that obligates us to provide to the underlying fund promptly upon request certain information about the trading activity of individual policy owners, and (2) execute instructions from the underlying fund to restrict or prohibit further purchases or transfers by specific policy owners who violate excessive trading policies established by the underlying fund.

You should be aware that the purchase and redemption orders received by underlying funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts to which Premium Payments and cash values of variable insurance policies are allocated. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance policies. The omnibus nature of these orders may limit the underlying funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the underlying funds (and thus our policy owners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may purchase the underlying funds. In addition, if an underlying fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the underlying fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by policy owners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from Sub-Accounts to Sub-Accounts to comply with specific fund policies and procedures.

We may increase our monitoring of policy owners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same policy owner if that policy owner has been identified as a market timer. For each policy owner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a policy owner has been identified as a "market timer" under our Market Timing Procedures, we will notify the policy owner in writing that future transfers (among the Sub-Accounts and/or the Fixed Account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the policy year. Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a policy owner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 to 2 business days of our discovery. We will impose this "original signature" restriction on that policy owner even if we cannot identify, in the particular circumstances, any harmful effect from that policy owner's particular transfers.

Policy owners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of policy owners determined to be engaged in such transfer activity that may adversely affect other policy owners or fund shareholders involves judgments that are inherently subjective.

We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all policy owners. An exception for any policy owner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us.

Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the underlying funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among sub-accounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity, to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all policy owners or as applicable to all policy owners with policy values allocated to Sub-Accounts investing in particular underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the underlying fund's investment adviser, the underlying fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds in which the Separate Account invests, including any refusal or restriction on purchases or redemptions of the Sub-Account units as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1-2 business days of the day on which we receive notice of the refusal. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some of the underlying funds may also impose redemption fees on short-term trading (i. e., redemptions of underlying fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the underlying funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Optional Sub-Account Allocation Programs

You may elect to participate in programs for Dollar cost averaging or Automatic rebalancing. There is currently no charge for these programs. You may participate in only one program at any time.

DOLLAR COST AVERAGING systematically transfers specified dollar amounts from the Money Market Sub-Account or on a limited basis from the Fixed Account. Transfer allocations may be made to one or more of the Sub-Accounts (not the Fixed Account) on a monthly or quarterly basis. These transfers do not count against the free transfers available. Dollar Cost Averaging transfers from the Fixed Account can only be elected at the time your policy is issued. Transfers from the Money Market Sub-Account may be elected at any time while your policy is in force. By making allocations on a regularly scheduled basis, instead of on a lump sum basis, you may reduce exposure to market volatility. Dollar cost averaging will not assure a profit or protect against a declining market.

If the Owner elects Dollar cost averaging from either the Money Market Sub-Account or the Fixed Account the value in that account must be at least $1,000 initially. The minimum amount that may be allocated is $50 monthly.

You may elect Dollar cost averaging at the time of you apply for your policy. In addition, you may elect Dollar cost averaging after your policy has been issued by contacting our Administrative Office in writing at the address shown on the first page of this prospectus or by calling 1-800-444-2363.

Dollar cost averaging terminates automatically:

     1) if the value in the Money Market Sub-Account or the Fixed Account is insufficient to complete the next transfer;

     2) seven calendar days after our Administrative Office receives a request for termination in writing or by telephone, with adequate authentication;

     3)   after 12 or 24 months (as elected by you); or

     4)   if your policy is surrendered or otherwise terminates.

AUTOMATIC REBALANCING periodically restores to a pre-determined level the percentage of policy value allocated to each Sub-Account. The Fixed Account is not subject to rebalancing. The pre-determined level is the allocation initially selected on the application, until changed by the Owner. If Automatic rebalancing is elected, all Net Premium Payments allocated to the Sub-Accounts will be subject to Automatic rebalancing. Automatic rebalancing provides a method for reestablishing fixed proportions among your allocations to your Sub-Accounts on a systematic basis. Automatic rebalancing helps to maintain your allocation among market segments, although it entails reducing your policy values allocated to the better performing segments. Therefore, you should carefully consider market conditions and the investment objectives of each Sub-Account and underlying fund before electing to participate in Automatic rebalancing.

You may select Automatic rebalancing on a quarterly, semi-annual, or annual basis. Automatic rebalancing may be elected, terminated, or the allocation may be changed at any time, by contacting our Administrative Office.

Riders

We may offer you riders to your policy from time to time. Riders may alter the benefits or charges in your policy. Rider availability may vary by state of issue and whether the policy is fully underwritten. Election of riders may have tax consequences to you. Also, exercising a rider will enhance or restrict the benefits otherwise available under your policy; any such enhancements or restrictions are discussed when the terms of the rider is discussed. (See discussion of each rider in the sub-sections headed "Accelerated Benefits Riders", "Waiver of Monthly Deduction Rider", "Change of Insured Rider", "Enhanced Surrender Value Rider", "Estate Tax Repeal Rider", and "Overloan Protection Rider".) Consult your financial and tax advisers before adding riders to, or deleting them from, your policy. Please ask your financial adviser for an illustration that reflects the impact of adding a rider to your policy or deleting a rider from your policy before you make your decision.

Some of the riders discussed below are optional and you must decide whether to apply for those riders. Optional riders include the Accelerated Benefits Riders, the Waiver of Monthly Deduction Rider, the Change of Insured Rider, the Estate Tax Repeal Rider, and the Enhanced Surrender Value Rider (unless the policy is applied for on a multi-life basis). The Overloan Protection Rider will automatically be included with your policy if available in your state, and the Enhanced Surrender Value Rider will also automatically be included if your policy is applied for on a multi-life basis.

Accelerated Benefits Riders. There are two Accelerated Benefits Riders. The availability of the riders is based upon your meeting our underwriting criteria (including your age and the state of your health at the time of your application), which will determine which, if any, form of rider will be issued to you. If you meet our underwriting requirements and if you apply for the riders at the same time as you apply for your policy, you will be issued the second version of the rider (as described below). If you do not meet our underwriting requirements (or do not apply for the riders when you apply for your policy), you will be issued the first version of the rider that is described below. There is a charge for these riders of $250 (limited in certain states), which will be deducted from any benefit when paid. Benefits payable under either form of rider will be considered as a lien against your policy for the amount of the accelerated benefit paid, and the lien will be considered as a Policy Loan and will be charged interest. (See section headed "Policy Loans".) As the benefit paid is a lien, you may, if you wish, repay any part (but not less than $25) or all of the amount paid. The amount of any lien outstanding at the time of the death of the Insured will be deducted from the death benefit otherwise payable. In certain states, the availability of the riders, and the benefits available thereunder, are limited; please consult with your financial adviser as to availability and benefits.

One version of this rider pays a portion of the Death Benefit upon occurrence of terminal illness (defined by the rider as when the Insured's life expectancy is reduced to less than 12 months) or nursing home confinement (defined by the rider as the Insured being confined to a qualifying nursing home for the balance of life), subject to the terms of the rider. This version of the rider will pay 50% of the Death Benefit for terminal illness and 40% of the death benefit for nursing home confinement, subject to an overall maximum of $250,000 on all policies in force with us, in accordance with the terms of the rider. You may apply for this rider either at the time your application for the policy is made or at any time thereafter. Our underwriting rules in effect at the time you apply will determine whether the rider will be issued.

The second version of this rider, which must be applied for at the time you apply for your policy, in addition to paying the same portion of the Death Benefit upon the occurrence of terminal illness or nursing home confinement (as discussed above), also may pay a portion of the death benefit upon critical illness or a condition specified in the rider. The illnesses which qualify are detailed in the rider and generally include, but are not limited to, heart attack (myocardial infarction) and life threatening cancer. In the instance of critical illness, the portion of the Death Benefit payable is 5% (not to exceed a total of $25,000) upon the occurrence of the first critical illness covered by the rider.

To receive a benefit, you must contact us and let us know which benefit you are requesting and the benefit amount (subject to maximum limits) you would like. We will let you know what physician's certification or other requirements you must submit. If you request less than the maximum benefit, you may later apply for the balance of the benefit. For example, if you are confined to a qualifying nursing home for the balance of life, and your only policy with us has a $100,000 death benefit, you could request up to 40% or $40,000, and if you are later diagnosed with a medical condition resulting in a less than 12 month life expectancy, you may request an additional 10% (for a total benefit of 50%) or $10,000 (for a total benefit of $50,000). Because the benefit payable creates a lien on the policy, the maximum amount of your benefit may also be restricted (or no benefit may be payable) if you have an outstanding Policy Loan or if the policy has been assigned to a third party. Benefits paid under the Rider may restrict your ability to request future Policy Loans.

Waiver of Monthly Deduction Rider. If desired, you must select this rider when you initially apply for insurance. Lincoln Life will maintain the death benefit by paying covered monthly deductions during periods of disability. Charges for this rider, if elected, are part of the Monthly Deductions.

Change of Insured Rider. With this rider, you may name a new insured in place of the current insured. Underwriting and policy value requirements must be met. The benefit expires on the anniversary nearest to the current insured's 65th birthday. There is no separate charge for this rider; however policy charges applicable to the new insured may differ from charges applicable to the current insured. Exercising the Change of Insured Rider is a fully taxable event.

Enhanced Surrender Value Rider. If desired, you must select this rider when you initially apply for insurance. The rider provides an enhanced surrender value without imposition of a Surrender Charge (the "Enhanced Surrender Value") if you Fully Surrender your policy during the first five policy years (the "Enhanced Surrender Value Period") (see section headed "Surrender Charges - General" for a discussion of when Surrender Charges are imposed and how Surrender Charges are calculated). This rider does not provide for Enhanced Surrender Value for Partial Surrenders, Policy Loans, or in connection with the exchange of this policy for any other policy. This rider will terminate at the earliest of the Full Surrender of the policy for the benefit provided by this rider; the end of the fifth policy year; lapse of the policy; or exchange, replacement, or any termination of the policy except for the benefits provided by the Change of Insured Rider. In policy years 2-5, there will be a monthly charge per $1,000 of initial specified amount for this rider.

If application is made for a policy on an individual basis and you wish this rider to be issued with your policy, you must select this rider when you initially apply for insurance; it will not automatically be issued with your policy. The Enhanced Surrender Value provided under the individual version of the rider is called "Option 1" in the example of hypothetical accumulation and surrender values for the sample policy below.

If application is made for policies on a multi-life basis (as the LINCOLN ASSETEDGE (SM) Exec VUL), the Enhanced Surrender Value Rider will automatically be issued with each policy, and the owner of each policy will have the opportunity to elect between two Enhanced Surrender Value options: a higher Enhanced Surrender Value (which for the multi-life LINCOLN ASSETEDGE (SM) Exec VUL policies is called "Option 2") and the standard Enhanced Surrender Value (which for LINCOLN ASSETEDGE (SM) Exec VUL policies is called "Option 1"). Option 2 described below is only available with the Lincoln ASSETEDGE (SM) Exec VUL policy. Please see sample policy below for an example of hypothetical accumulation and Surrender Values for Option 1 and Option 2. You may obtain more information about the possible impact of your choice of option by requesting a personalized policy illustration from your financial adviser.

If your policy is issued with the Enhanced Surrender Value Rider, you may not terminate the rider without terminating the policy.

If the policy is Fully Surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered under Option 1 will equal:

     1.   the policy's Accumulation Value; minus

     2    Indebtedness

If the policy is Fully Surrendered at any time during the Enhanced Surrender Value Period, the Enhanced Surrender Value payable on the date your policy is surrendered under Option 2 will equal:

     1.   the policy's Accumulation Value; minus

     2.   Indebtedness; plus

     3. (a) the lesser of (i) the Initial specified amount or (ii) the current specified amount, multiplied by

          (b) a per thousand of specified amount adjustment rate (which will be shown in the policy specifications of your policy following the words "Enhanced Surrender Value Per Thousand Adjustment Rate.

Your policy Accumulation Value at any point in time equals the sum of Fixed Account value, the Separate Account value, and the Loan Account value (see the section headed "Policy Values" for a more detailed discussion). Your policy Surrender Value equals the policy Accumulation Value less any Indebtedness less any applicable Surrender Charge (see section headed "Policy Surrenders" for a more detailed discussion).

The "per thousand of specified amount adjustment rate" is designed to provide a higher Surrender Value during the first five years of the policy. Purchasers of the LINCOLN ASSETEDGE (SM) Exec VUL policies may find the higher surrender value which this option provides helpful where the Surrender Value of the policy in the first five years has greater importance to the purchaser.

The following example demonstrates hypothetical Accumulation Values and Surrender Values without the Enhanced Surrender Value Rider and with the Enhanced Surrender Value Rider showing the election of either Option 1 or Option 2 during the first five policy years of the policy described below:

Sample Policy

     -    Insured: Male Standard Non-tobacco, age 55

     -    Specified amount: $1,500,000

     -    Benefit Selection Option: Not Elected

     -    Planned annual premium payment: $60,000

     -    No Indebtedness

     -    Assumed Investment Return: 8.00% gross (7.24% net)

     -    For this case, the per thousand of specified amount adjustment rate is
          6.64 for Option 2

                                    WITH ESV RIDER -          WITH ESV RIDER -
           WITHOUT ESV RIDER            OPTION 1*                OPTION 2**
        -----------------------  ----------------------   -----------------------
                                                ENHANCED                 ENHANCED
END OF  ACCUMULATION  SURRENDER  ACCUMULATION  SURRENDER  ACCUMULATION  SURRENDER
 YEAR       VALUE       VALUE        VALUE       VALUE        VALUE       VALUE
------  ------------  ---------  ------------  ---------  ------------  ---------
   1        51,022           0       51,022      51,022       51,022      60,982
   2       105,057      47,262      104,120     104,120      103,651     113,611
   3       162,345     107,040      160,396     160,396      159,421     169,381
   4       223,355     170,040      220,313     220,313      218,792     228,752
   5       288,344     238,214      284,120     284,120      282,008     291,968

At the end of year 1 for ESVRider Option 2, the Enhanced Surrender Value equals
a) plus b) multiplied by c), where

a)   is $51,022 (Accumulation Value);

b)   is 6.64 ("per thousand of specified amount adjustment rate"); and

c)   is 1,500 ($1,500,000 divided by 1,000).

* Option 1 is available on the individual and multi-life versions of the rider.

**   Option 2 is available only on the multi-life version of the rider.

If you request a Full Surrender of your policy while the Enhanced Surrender Value Rider is in effect, you will receive the greater of the Surrender Value calculated under the provisions of your policy and the Enhanced Surrender Value calculated under Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2, as applicable. As noted above, because both options of the Enhanced Surrender Value Rider base the benefit to be paid in part upon the Accumulation Value of your policy at the time you request a Full Surrender, increases or decreases in the Accumulation Value of your policy will impact the benefit payable under the rider upon a Full Surrender of the policy. If you are applying for the policy on an individual basis, you should consider with your financial adviser whether the potential benefits of the rider during the first five policy years would assist you in reaching your goals, as there is a cost associated with this rider. Your financial adviser can prepare an illustration which would demonstrate how the policy might work both with the rider and without the rider. If you are applying for the policy on a multi-life basis, the Enhanced Surrender Value Rider will be automatically issued with your policy; however, you should consider with financial adviser which enhanced surrender value option would assist you in reaching your goals, as the costs associated with this rider differ between the two options.

Your financial adviser can provide you with an illustration which would demonstrate how the policy might work with Enhanced Surrender Value Rider - Option 1 or Enhanced Surrender Value Rider - Option 2.

Estate Tax Repeal Rider. If desired, you must select this rider when you initially apply for your insurance policy. You should discuss with your financial and tax advisers whether, and the extent to which, the benefits of this rider would assist you in reaching your long term financial, estate planning, and other goals. For example, if you and your financial and tax advisers determined that this policy is to be purchased SOLELY for the purpose of reducing federal estate taxes, you should discuss with your financial and tax advisers what impact possible Congressional action (or inaction) with respect to the federal estate tax may have on your estate or other plans. There is a one-time $250 charge at issue for this rider.

Under the Economic Growth and Tax Relief Reconciliation Act of 2001 (H.R. 1836) ("EGTRRA"), the Federal Estate Tax law will be repealed effective on and after January 1, 2011. However, EGTRRA also provided that this repeal is only temporary, and unless Congress acts by December 31, 2010 (with such action being effective as of January 1, 2010) to extend the repeal or to make the repeal permanent, the estate tax will be reinstated on January 1, 2011.

This rider gives you the right to cancel your policy for an amount equal to the Surrender Value of the policy plus any applicable Surrender Charge under certain circumstances. You may exercise your right under this rider to cancel your policy if (i) the EGTRRA repeal of the Federal Estate Tax law is made permanent; or (ii) the temporary repeal expiration date (that is January 1, 2010) is extended for at least two years beyond January 1, 2011.

Your right to cancel your policy must be exercised within 12 months from the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011).

This rider terminates on the earliest of:

     1) one year from the "start date" (which is the later of (i) January 1, 2010, or (ii) the date in 2010 upon which legislation is enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011));

     2) December 31, 2010, provided no legislation had been enacted and signed into law which either permanently repeals the Federal Estate Tax law or extends for at least two years the temporary repeal expiration date (that is January 1, 2011);

     3)   the date you request termination of the rider;

     4)   termination of your policy; or

     5)   Full Surrender of your policy prior to the "start date".

If your policy lapses but is reinstated, the rider will likewise be reinstated, provided such reinstatement occurs before 1), 2), or 3) above.

Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. It is a limited benefit, in that it does not provide any additional death benefit or any increase in Accumulation Value. Also, it does not provide any type of market performance guarantee.

We will automatically issue this rider with your policy in states where it is available. There is no charge for adding this rider to your policy. However, if you choose to elect this benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Continuation of Coverage

If the insured is still living at attained age 100, and the policy has not been surrendered, the policy will automatically remain in force until surrender or death of the insured.

The death benefit will equal the Death Benefit Proceeds. The Death Benefit Proceeds will be the greater of:

     1) the amount determined by the death benefit option in effect on the date of death of the insured; and

     2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the specifications pages of your policy less any Indebtedness. (See section headed "Death Benefits - Death Benefit Options" for more information concerning the death benefit options.)

The Death Benefit Proceeds payable under this Continuation of Coverage provision may be reduced if you have elected a Benefit Selection Option percentage. The Benefit Selection Option and the impact the Benefit Selection Option may have on the Continuation of Coverage provision is detailed in the section below headed "Benefit Selection Option".

There are certain changes that will take place on the policy anniversary when the insured reaches attained age 100:

     1)   we will no longer accept Premium Payments;

     2)   we will make no further deductions;

     3) policy values held in the Separate Account will be transferred to the Fixed Account;

     4)   we will continue to credit interest to the Fixed Account; and

     5)   we will no longer transfer amounts to the Sub-Accounts.

However, loan interest will continue to accrue. Provisions may vary in certain states.

Benefit Selection Option

When you apply for the policy, you may elect the Benefit Selection Option. If you elect this Option, you will reduce the specified amount used to calculate the Death Benefit Proceeds under the Continuation of Coverage provision if the insured dies after reaching attained age 100. If you do not elect this option, then the amount of the specified amount in effect at the time of the insured's death after attained age 100 will not be reduced by the Benefit Selection Option, and therefore the full amount of the specified amount in effect at the time of the insured's death after reaching attained age 100 will be used in the calculation of the Death Benefit Proceeds.

With this option, you can select a balance between potentially greater Accumulation Value and the death benefit protection provided after attained age 100 by the Continuation of Coverage provision of your policy. When considering this option, you should consider the amount of market risk which is appropriate for you and your circumstances. This option is designed to reduce the charges for the per $1,000 of specified amount monthly administrative expense fee (the "Monthly Administrative Expense Fee") deducted from your policy and thereby reduce the cost of the death benefit provided by your policy. Since reducing the monthly charges will reduce the amounts deducted from your policy's Accumulation Value, you have the opportunity to have a larger Accumulation Value allocated to the Fixed Account and invested in the Sub-Accounts. Inasmuch as your election to reduce the Continuation of Coverage death benefit would not affect your policy until the insured reaches attained age 100, you should discuss with your financial adviser the extent to which your need for such protection may decrease at that point. Your financial adviser can prepare personalized illustrations which would demonstrate the impact of your choosing a Benefit Selection Option percentage greater than zero.

You elect this option, by choosing a Benefit Selection Option percentage greater than zero. Your election will reduce the policy's Monthly Administrative Expense Fee; however, it will also reduce the death benefit provided by the Continuation of Coverage provision of your policy to the extent that the death benefit is based upon the specified amount. The Continuation of Coverage provision of your policy provides for a death benefit after the insured has reached Attained Age 100 which is the greater of

     (i) the death benefit provided by the Death Benefit Option you have chosen (which is the specified amount or uses the specified amount as a factor in its calculation) (referred to as the "Continuation of Coverage Death Benefit Based Upon Specified Amount"); or

     (ii) an amount equal to your policy's Accumulation Value on the date of death multiplied by the percentage shown in the corridor percentages table in the specifications pages of your policy (referred to as the "Continuation of Coverage Death Benefit Based Upon Accumulation Value"),

both less Indebtedness (see section headed "Death Benefits - Death Benefit Options" for discussion of impact on death benefits of your choice of Death Benefit Options). Therefore, choosing the maximum Benefit Selection Option percentage (that is, 100%) will only reduce the specified amount used to calculate the death benefit provided by the Continuation of Coverage Death Benefit Based Upon Specified Amount (sub-clause (i) above) to zero, but will not reduce the death benefit provided by the Continuation of Coverage Death Benefit

Based Upon Accumulation Value (sub-clause (ii) above) to zero if your policy has positive cash value (see section headed "Continuation of Coverage" for a discussion of the death benefit provided by this provision). The Benefit Selection Option percentage you have selected will be shown in the policy specifications pages of you policy following the words "Benefit Selection
Option: __%", along with the reduction to the Continuation of Coverage specified amount (following the words "If the Insured is still living and this policy is still In Force at Attained Age 100, the Specified Amount will be reduced by __%").

The following example shows three policies on the same insured. In the first policy, the Benefit Selection Option was not elected; and in the second and third policies the Benefit Selection Option (with differing percentages) was elected:

    BENEFIT             MONTHLY       CONTINUATION OF
   SELECTION        ADMINISTRATIVE       COVERAGE
    OPTION            EXPENSE FEE    SPECIFIED AMOUNT                 RESULT
----------------------------------------------------------------------------------------------------------
Election:             $0.14167           100% of       This option offers the full specified amount during
   None            per thousand of      Specified      Continuation of Coverage.  The price of the
                   Specified Amount       Amount       protection is reflected in the higher Monthly
                      (higher)           (higher)      Administrative Expense Fee.

Election:             $0.07376            50% of       This option offers less than the full specified
   50%             per thousand of      Specified      amount during Continuation of Coverage.  The
                    Specified Amount      Amount       Monthly Administrative Expense Fee is reduced in
                      (lower)            (lower)       exchange. Therefore, this option allows somewhat
                                                       more money to be invested in the Sub-Accounts or
                                                       allocated to the Fixed Account while providing a
                                                       part of the specified amount during Continuation of
                                                       Coverage.

Election:              $0.00583           0% of        This option offers no Continuation of Coverage
   100%            per thousand of      Specified      specified amount*.  The Monthly Administrative
                   Specified Amount      Amount        Expense Fee is reduced in exchange.  Therefore,
                      (lowest)          (lowest)       this option allows more money to be invested in the
                                                       Sub-Accounts or allocated to the Fixed Account.

* Note: Although Continuation of Coverage specified amount is zero, the Continuation of Coverage provision of your policy provides for an alternate calculation based on your policy's Accumulation Value on the date of death. See section headed "Continuation of Coverage" for a discussion of the death benefit to be paid.

The following examples demonstrate hypothetical Accumulation Values and Continuation of Coverage death benefits. The column headed "Continuation of Coverage Specified Amount" shows the amount of the death benefit to be paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based upon the specified amount. The column headed "Illustrated Death Benefit Proceeds" shows the amount of the death benefit paid under the Continuation of Coverage provisions of the policy when the calculation of that amount is based on Accumulation Value. The example below assumes that your allocations to the Sub-accounts available under the policy return an amount equal to the Assumed Investment Return each year shown:

     -    Insured: Male Standard Non-tobacco, age 60

     -    Specified Amount: $1,000,000

     - Annual premium payment: $36,000 for 40 years is paid at or before the beginning of each of the first 40 policy years

     -    No Indebtedness on the policy

     -    Death Benefit Option: 1 (level)

     -    Death Benefit Qualification Test: Cash Value AccumulationTest

     -    Assumed Investment Return: 8.00% gross (7.24% net)

     -    Assumed Fixed Account Interest Rate: 5.05%

  BENEFIT
 SELECTION
  OPTION %                   0% (NOT ELECTED)                       50%                                     100%
-------------  -------------------------------------  ------------------------------------  ------------------------------------
                              CONTINUA-                            CONTINUA-                             CONTINUA-
                               TION OF   ILLUSTRATED                TION OF    ILLUSTRATED                 TION OF   ILLUSTRATED
 END                          COVERAGE      DEATH                  COVERAGE       DEATH                   COVERAGE      DEATH
  OF             ACCUMULA-    SPECIFIED    BENEFIT     ACCUMULA-   SPECIFIED     BENEFIT     ACCUMULA-    SPECIFIED    BENEFIT
 YEAR    AGE    TION VALUE      AMOUNT    PROCEEDS    TION VALUE    AMOUNT       PROCEEDS   TION VALUE      AMOUNT     PROCEEDS
--------------------------------------------------------------------------------------------------------------------------------
   40    100     5,440,861    1,000,000   5,495,270    5,676,829    500,000     5,733,585    5,910,385       0        5,969,489
   41    101     5,724,198    1,000,000   7,781,440    5,972,445    500,000     6,032,169    6,218,173       0        6,280,354
   42    102     6,022,290    1,000,000   6,082,513    6,283,464    500,000     6,346,299    6,541,989       0        6,607,409
   43    103     6,335,905    1,000,000   6,399,264    6,610,680    500,000     6,676,787    6,882,668       0        6,951,494

     The following example uses the same sample policy and assumptions as the example above except that the Assumed Investment Return is 0.00% gross (-0.76% net):

  BENEFIT
 SELECTION
  OPTION %                   0% (NOT ELECTED)                        50%                                     100%
-------------  -------------------------------------  ------------------------------------  ------------------------------------
                              CONTINUA-                            CONTINUA-                             CONTINUA-
                               TION OF   ILLUSTRATED                TION OF    ILLUSTRATED                 TION OF   ILLUSTRATED
 END                          COVERAGE      DEATH                  COVERAGE       DEATH                   COVERAGE      DEATH
  OF             ACCUMULA-    SPECIFIED    BENEFIT     ACCUMULA-   SPECIFIED     BENEFIT     ACCUMULA-    SPECIFIED    BENEFIT
 YEAR    AGE    TION VALUE      AMOUNT    PROCEEDS    TION VALUE    AMOUNT       PROCEEDS   TION VALUE      AMOUNT     PROCEEDS
--------------------------------------------------------------------------------------------------------------------------------
   40    100      62,411      1,000,000   1,000,000     238,865     500,000      500,000      410,271        0         414,374
   41    101      65,661      1,000,000   1,000,000     251,304     500,000      500,000      431,637        0         435,953
   42    102      69,080      1,000,000   1,000,000     264,391     500,000      500,000      454,114        0         458,656
   43    103      72,678      1,000,000   1,000,000     278,159     500,000      500,000      477,763        0         482,540

     In addition, the Continuation of Coverage specified amount will be $1,000,000 without the Benefit Selection Option elected, $500,000 when a 50% Benefit Selection Option is selected, and $0.00 when a 100% Benefit Selection Option is selected. Therefore, if you elect the maximum Benefit Selection Option percentage of 100%, you will be relying on the Accumulation Value of your policy to provide a death benefit under your policy's Continuation of Coverage provision.

     You elect this option by selecting a percentage from 1 to 100%. This election must be made at Policy issue and is irrevocable. The impact of selecting a Benefit Selection Option percentage greater than zero on your policy is best shown in an illustration. Please ask your financial adviser for illustrations which demonstrate the impact of electing various Benefit Selection Option percentages greater than zero.

If elected, the percentage you select under this option will be shown in your policy specifications. Once your policy is issued with the Benefit Selection Option, you may not change the percentage you selected nor may you terminate your election.

Termination of Coverage

All policy coverage terminates on the earliest of:

     1)   Full Surrender of the policy;

     2)   death of the insured; or

     3) failure to pay the necessary amount of premium to keep your policy in force before the end of any applicable Grace Period.

State Regulation

The state in which your policy is issued will govern whether or not certain features, riders, charges and fees will be allowed in your policy. You should refer to your policy for these state specific features.

PREMIUMS

You may select and vary the frequency and the amount of Premium Payments and the allocation of Net Premium Payments. There is no minimum premium required, except as may be required to maintain the No-Lapse provision, or to keep the policy in force. Premiums may be paid any time before the insured attains age 100.

The initial premium must be paid for policy coverage to be effective. .

Allocation of Net Premium Payments

Your Net Premium Payment is the portion of a Premium Payment remaining after deduction of the Premium Load. The Net Premium Payment is available for allocation to the Sub-Accounts or the Fixed Account. See section headed "Right to Examine Period" for a discussion of when Net Premium Payments are allocated to the Sub-Accounts or the Fixed Account.

You first designate the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account on a form provided by us for that purpose. Subsequent Net Premium Payments will be allocated on the same basis unless we are instructed otherwise, in writing. You may change the allocation of Net Premium Payments among the Sub-Accounts and Fixed Account at any time. The amount of Net Premium Payments allocated to the Sub-Accounts and Fixed Account must be in whole percentages and must total 100%. We credit Net Premium Payments to your policy as of the end of the Valuation Period in which it is received at our Administrative Office. The end of the Valuation Period is 4:00 P.M., Eastern Time, unless the New York Stock Exchange closes earlier.

The Valuation Period is the time between Valuation Days. A "Valuation Day" is every day on which the New York Stock Exchange is open and trading is unrestricted. Your policy values are calculated on every Valuation Day.

Planned Premiums; Additional Premiums

Planned Premiums are the amount of periodic premium (as shown in the policy specifications) you choose to pay the Company on a scheduled basis. This is the amount for which we send a premium reminder notice. We reserve the right to stop sending premium reminder notices if no Premium Payment has been made within 2 policy years. Premium Payments may be billed annually, semi-annually, or quarterly. You may arrange for monthly pre-authorized automatic premium payments at any time.

In addition to any Planned Premium, you may make additional Premium Payments. These additional payments must be sent directly to our Administrative Office, and will be credited when received by us.

You should remain cognizant that the amount and timing of your Premium Payments will have an impact on your policy benefits.

AMOUNT OF PREMIUM PAYMENTS: For example, if you pay a premium in an amount higher than the premium you planned to pay, the additional amount would be available for allocation to the Sub-Accounts and the Fixed Account. Those additional amounts could, depending upon investment results to the extent you allocate the additional amount to the Sub-Accounts, create additional policy values. Generally, if additional policy values were created, those additional policy values could, depending upon the death benefit option you choose (see section headed "Death Benefits" for further information on choice of death benefit options), provide additional benefits upon the death of the insured and additional value against which a loan on the policy could be made. In addition, those potential additional policy values could reduce the deductions from your policy values for cost of insurance charges (this may occur because the policy's net amount at risk may be lower- see section headed "Cost of Insurance Charge" for discussion of cost of insurance charges).

Conversely, if you pay less premium than planned, smaller amounts would be available to be allocated to the Sub-Accounts and the Fixed Accounts. Those smaller amounts could, depending upon investment results to the extent you allocate Premium Payments to the Sub-Accounts, result in smaller policy values. In addition, those potentially smaller policy values could increase deductions from those policy values for Cost of Insurance Charges (by increasing the policy's net amount at risk - see section headed "Cost of Insurance Charge" for discussion of Cost of Insurance Charges).

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

In addition, policy charges which are asset based, such as the mortality and expense risk charge, would increase as policy values increase and would, thereby, reduce the potential for additional policy values. Conversely, those asset-based policy charges would decrease as policy values decrease and would, thereby, reduce the amounts deducted from policy values.

However, the amount of premium you can pay for your policy are subject to limits which are discussed in the Tax Issues section of the prospectus. In addition, the amount of premiums you may pay also may be limited as discussed later in this section.

TIMING OF PREMIUM PAYMENTS: Making a Premium Payment earlier than you planned to make the payment would make that additional amount available for allocations to the Sub-Accounts and the Fixed Account sooner than planned, and could, depending upon investment results to the extent you allocate the earlier Premium Payment to the Sub-Accounts, create additional policy values, in part because your premiums would be available for investment earlier than you had planned.

Conversely, making a Premium Payment later than you planned to make the payment would make that amount available for allocation to the Sub-Accounts and the Fixed Account later than planned, and could, depending upon investment results to the extent you allocate the later Premium Payment to the Sub-Accounts, result in smaller policy values, in part because your premiums would be available for investment later than you had planned.

Investment results, as noted above, will also determine the extent to which policy values are created. Positive investment results would increase the potential for additional policy values, while negative investment results would decrease the potential for additional policy values.

Please ask your financial adviser for an illustration which would demonstrate the impact the amount and timing of your premium payments may have on your policy.

Unless you specifically direct otherwise, any payment received (other than any Premium Payment necessary to prevent, or cure, policy lapse) will be applied as premium and will not repay any outstanding loans. There is no Premium Load on any payment which you specifically direct as repayment of an outstanding loan.

You may increase Planned Premiums, or pay additional premiums, subject to the certain limitations. We reserve the right to limit the amount or frequency of additional Premium Payments.

We may require evidence of insurability if any payment of additional premium (including Planned Premium) would increase the difference between the specified amount and the Accumulation Value. If we are unwilling to accept the risk, your increase in premium will be refunded without interest.

We may decline any additional premium (including Planned Premium) or a portion of a premium that would cause total premium payments to exceed the limit for life insurance under federal tax laws. Our test for whether or not your policy exceeds the limit is referred to as the Guideline Premium Test or, if you so elected at the time you applied for the policy, the Cash Value Accumulation Test. The excess amount of premium will be returned to you. We may accept alternate instructions from you to prevent your policy from becoming a MEC (Modified Endowment Contract). Refer to the section headed "Tax Issues" for more information.

Policy Values

Policy value in your variable life insurance policy is also called the Accumulation Value.

The Accumulation Value equals the sum of the Fixed Account value, the Separate Account Value, and the Loan Account Value. At any point in time, the Accumulation Value reflects:

     1)   Net Premium Payments made;

     2)   the amount of any Partial Surrenders;

     3) any increases or decreases as a result of market performance of the Sub-Accounts;

     4)   interest credited to the Fixed Account or the Loan Account;

     5)   Persistency Bonuses;

     6)   Monthly Deductions; and

     7)   all charges and fees deducted.

The Separate Account Value, if any, is the portion of the Accumulation Value attributable to the Separate Account. The value is equal to the sum of the current values of all the Sub-Accounts in which you have invested. The current value of each Sub-Account is determined by multiplying the number of variable accumulation units credited or debited to that Sub-Account with respect to this policy by the Variable Accumulation Unit Value of that Sub-Account for such Valuation Period.

A unit of measure used in the calculation of the value of each Sub-Account is the "Variable Accumulation Unit". It may increase or decrease from one Valuation Period to the next. The Variable Accumulation Unit value for a Sub-Account for a Valuation Period is determined as follows:

     1) the total value of fund shares held in the Sub-Account is calculated by multiplying the number of fund shares owned by the Sub-Account at the beginning of the Valuation Period by the net asset value per share of the fund at the end of the Valuation Period, and adding any dividend or other distribution of the fund made during the Valuation Period; minus

     2) the liabilities of the Sub-Account at the end of the Valuation Period. Such liabilities include daily charges imposed on the Sub-Account, and may include a charge or credit with respect to any taxes paid or reserved for by Lincoln Life that we determine result from the operations of the Separate Account; and

     3) the result of (1) minus (2) is divided by the number of Variable Accumulation Units for that Sub-Account outstanding at the beginning of the Valuation Period.

In certain circumstances, and when permitted by law, we may use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.

The daily charge imposed on a Sub-Account for any Valuation Period is equal to the daily mortality and expense risk charge multiplied by the number of calendar days in the Valuation Period.

The Fixed Account value, if any, reflects amounts allocated or transferred to the Fixed Account, plus interest credited, and less any deductions including the Fixed Account Asset Charge or partial surrenders. We guarantee the Fixed Account value. Interest is credited daily on the Fixed Account value at the greater of a rate of 0.00809863% (equivalent to a compounded annual rate of 3.0%) or a higher rate determined by the Company. The Fixed Account Asset Charge is deducted daily.

The Loan Account value, if any, reflects any outstanding Policy Loans, including any interest charged on the loans. This amount is held in the Company's General Account. We do not guarantee the Loan Account value. Interest is credited on the Loan Account at an effective annual rate of 3.0% in all years.

The "Net" Accumulation Value is the Accumulation Value less the Loan Account value. It represents the net value of your policy and is the basis for calculating the Surrender Value.

We will tell you at least annually the Accumulation Value, the number of accumulation units credited to your policy, current accumulation unit values, Sub-Account values, the Fixed Account value and the Loan Account value. We strongly suggest that you review your statements to determine whether additional premium payments may be necessary to avoid lapse of your policy.

Persistency Bonus

On each Monthly Anniversary Day beginning with the first Monthly Anniversary Day in policy year 21, we will credit a "Persistency Bonus" to Net Accumulation Values in each Sub-Account and the Fixed Account at an annual rate guaranteed to be not less than 0.15% of the values in each Sub-Account and the Fixed Account on the Monthly Anniversary Day. The Persistency Bonus is based on reduced costs in later policy years that we can pass on to policies that are still in force. Our payment of the Persistency Bonus will not increase or otherwise affect the charges and expenses of your policy or any policy riders.

DEATH BENEFITS

The "Death Benefit Proceeds" is the amount payable to the beneficiary upon the death of the insured, based upon the death benefit option in effect. Loans, loan interest, partial surrenders, and overdue charges, if any, are deducted from the Death Benefit Proceeds prior to payment. Riders and your selection of a Benefit Selection Option percentage may impact the amount payable as Death Benefit Proceeds in your policy. For example, as benefits paid under the Accelerated Benefits Riders are considered liens on the policy, the amount of such benefits would be deducted from Death Benefit Proceeds. Refer to the sections of this prospectus headed "Riders" for a discussion of the treatment of benefits paid under the Accelerated Benefits Riders and "Continuation of Coverage" for a discussion of the death benefits for age 100 and later.

Death Benefit Proceeds

The Death Benefit Proceeds payable upon the death of the insured will be the greater of:

     1) the amount determined by the death benefit option (see below) in effect on the date of the death of the insured, less any Indebtedness; or

     2) an amount equal to the Accumulation Value on the date of death multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications, less any Indebtedness.

Death Benefit Options

Three different death benefit options are available. You may choose the death benefit option at the time you apply for your policy. If you do not choose a death benefit option at that time, Death Benefit Option 1 will apply. (See discussion under heading "Changes to the Initial Specified Amount and Death Benefit Options" for details as to changes you are permitted to make in your choice of death benefit option after your policy has been issued.)

The following table provides more information about the death benefit options.

OPTION                    DEATH BENEFIT PROCEEDS EQUAL TO THE                           VARIABILITY
----------------------------------------------------------------------------------------------------------------
     1       Specified amount (a minimum of $100,000) level death benefit   None; level death benefit.

     2       Sum of the specified amount plus the Net Accumulation Value    May increase or decrease over time,
             as of the date of the insured's death, less any Partial        depending on the amount of premium
             Surrenders after the date of death.                            paid and the investment performance
                                                                            of the Sub- Accounts or the interest
                                                                            credited to the Fixed Account.

     3       Either                                                         Will generally increase, depending
                                                                            upon the amount of premium paid.
             a)     Sum of the specified amount plus the accumulated
                    premiums; or

             b) If elected by the policy owner at the time the policy is applied for, sum of the specified amount plus the accumulated premiums minus the cumulative policy factor and in each case up to the Death Benefit Option 3 limit shown in the policy Specification, as of the date of the insured's death. Any premium paid that will cause the Death
             Benefit Proceeds to exceed this limit will be applied to the policy value, but will not increase the death benefit. The cumulative policy factor is calculated at the time the policy is issued as:

                    i) the applicable monthly rate then used by the Internal Revenue Service (IRS); or

                    ii) an alternative monthly rate permitted by the IRS, if you have selected this alternative rate at the time the policy is applied for;
                         times

                    iii) the specified amount divided by 1000.

             Amounts of any Partial Surrenders after the date of death will be deducted from any amount payable under this Death
             Benefit Option 3.

The "cumulative policy factor" referred to in the table above is elected at the time you apply for the policy. Generally, the calculation with the cumulative policy factor is elected in situations where a business will own the policy. The "applicable monthly rate" and the "alternative monthly rate" are determined by the Internal Revenue Service in accordance with Section 1474 (d) of the Internal Revenue Code. While these rates may vary over time, the rate at the time your policy is issued will be used. The IRS from time to time publishes the rate used. You may obtain that rate from the IRS or by calling our Administrative Office.

Your choice of death benefit option will impact the Cost of Insurance Charge because the Cost of Insurance Charge is based upon the Net Amount at Risk. The Net Amount at Risk for your policy is the difference between the specified amount and the Net Accumulation Value of your policy. Therefore, for example, if you choose Death Benefit Option 1, if your policy Net Accumulation Value increases (because of positive investment results), your Cost of Insurance Charge will be less that if your policy Net Accumulation Value did not increase or declined. (See section headed "Cost of Insurance" for discussion of Cost of Insurance Charges.)

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.

Changes to the Initial Specified Amount and Death Benefit Options

Within certain limits, you may decrease (reduce) or, with satisfactory evidence of insurability, increase the specified amount. The minimum specified amount is currently $100,000.

The death benefit option may be changed to Death Benefit Option 1, subject to our consent, as long as the policy is in force.

You must submit all requests for a change to Death Benefit Option 1 and changes in the specified amount in writing to our Administrative Office. The minimum increase in specified amount currently permitted is $1,000. If you request a change, a supplemental application and evidence of insurability must also be submitted to us.

OPTION CHANGE   IMPACT
--------------------------------------------------------------------------------
2 to 1          The specified amount will be increased by the Accumulation Value as of the effective date of change.

3 to 1          The specified amount will be increased by accumulated premiums
                (less the cumulative policy factor if that factor is elected) as of the effective date of the change.

A Surrender Charge may apply to a Reduction in specified amount. Please refer to the Surrender Charges section of this prospectus for more information on conditions that would cause a surrender charge to be applied. A table of Surrender Charges is included in the specifications pages of each policy.

Any Reduction in specified amount will be made against the initial specified amount and any later increase in the specified amount on a last in, first out basis. Any increase in the specified amount will increase the amount of the Surrender Charge applicable to your policy. Changes in specified amount do not affect the Premium Load as a percentage of premium.

We may decline any request for Reduction of specified amount if, after the change, the specified amount would be less than the minimum specified amount or would reduce the specified amount below the level required to maintain the policy as life insurance for purposes of federal income tax law according to the death benefit qualification test you elected at the time you applied for the policy.

In addition, the death benefit qualification tests, as discussed below, require certain relationships between premium and death benefit and between policy Accumulation Value and death benefit. As a result, we may increase the policy's death benefit above the specified amount in order to satisfy the test you elected. If the increase in the policy's death benefit causes an increase in the Net Amount at Risk, the Cost of Insurance Charge will increase as well.

Any change is effective on the first Monthly Anniversary Day on, or after, the date of approval of the request by Lincoln Life, provided that any increase in cost is either included in a premium payment by you or the policy Accumulation Value is sufficient to cover the increased Monthly Deduction. If the Monthly Deduction amount would increase as a result of the change, the changes will be effective on the first Monthly Anniversary Day on which the Accumulation Value is equal to, or greater than, the Monthly Deduction amount.

Death Benefit Qualification Test

You will also choose between the two death benefit qualification tests, the "Cash Value Accumulation Test" and the "Guideline Premium Test". You must choose the death benefit qualification test when you apply for the policy. If you do not choose a death benefit qualification test at that time, you will be deemed to have chosen the Guideline Premium Test. Once your policy has been issued and is in force, the death benefit qualification test cannot be changed. The Cash Value Accumulation Test is not available if you choose Death Benefit Option 3.

The Guideline Premium Test limits the amount of premium payable for an Insured of a particular age and sex. It also applies a prescribed cash value corridor percentage to determine a minimum ratio of death benefit to Accumulation Value.

The Cash Value Accumulation Test requires that the death benefit be sufficient to prevent the Accumulation Value, as defined in Section 7702 of the Code, from ever exceeding the net single premium required to fund the future benefits under the Policy. If the Accumulation Value is ever greater than the net single premium at the Insured's age and sex for the proposed death benefit, the death benefit will be automatically increased by multiplying the Accumulation Value by a death benefit conversion percentage that is defined as $1,000 divided by the net single premium. A table of the corridor percentages for the death benefit qualification test you elected will be included as a part of the policy specifications when you receive your policy.

The tests differ as follows:

(1) the Guideline Premium Test expressly limits the amount of premium that you can pay into your policy; the Cash Value Accumulation Test indirectly limits the premium.

(2) the factors that determine the minimum death benefit relative to the policy's Accumulation Value are different. Required increases in the minimum death benefit due to growth in Accumulation Value will generally be greater under the Cash Value Accumulation Test.

(3) If you wish to pay more premium than is permitted under the Guideline Premium Test, for example to target a funding objective, you should consider the Cash Value Accumulation Test, because it generally permits higher premium payments. However, the higher death benefit conversion percentage might cause you to pay higher Cost of Insurance Charges. Payment of higher premiums could also cause your policy to be deemed a MEC.

(4) If your primary objective is to maximize the potential for growth in Accumulation Value, or to conserve Accumulation Value, generally the Guideline Premium Test will better serve this objective. Since the corridor percentages are lower, the smaller required death benefit generally results in lower Cost of Insurance Charges.

The death benefit payable under any of the death benefit options will also be reduced by the amount necessary to repay the Indebtedness in full and, if the policy is within the Grace Period, any payment required to keep the policy in force.

You should consult with a qualified tax adviser before choosing the death benefit qualification test.

Please ask your financial adviser for illustrations which demonstrate the impact of selection of each test on the particular policy, including any riders, which you are considering.

Payment of Death Benefit Proceeds

Proof of death should be furnished to us at our Administrative Office as soon as possible after the death of the insured. This notification must include a certified copy of an official death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to us.

After receipt at our Administrative Office of proof of death of the insured, the Death Benefit Proceeds will ordinarily be paid within seven days. The proceeds will be paid in a lump sum or in accordance with any settlement option selected by the Owner or the Beneficiary. Payment of the Death Benefit Proceeds may be delayed if your policy is contested or if Separate Account values cannot be determined.

If the recipient of the Death Benefit Proceeds has elected a lump sum settlement and the Death Benefit Proceeds are over $5,000, the proceeds will be placed into an interest-bearing account in the recipient's name. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage the proceeds with the balance earning interest from the day the account is opened.

The SecureLine (Reg. TM) account is a special service that we offer in which your death benefit or surrender proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the proceeds) a check, we will send a checkbook so that you (or the proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account.

You (or the recipient of the proceeds) may request that the proceeds be paid in the form of a check rather than receiving the SecureLine (Reg. TM) checkbook.

POLICY SURRENDERS

You may surrender your policy at any time by sending us your policy along with a written request for surrender. If you surrender your policy, all policy coverage will automatically terminate and may not be reinstated. Consult your tax adviser to understand tax consequences of any surrender you are considering.

The Surrender Value of your policy is the amount you can receive by surrendering the policy. The Surrender Value is the Net Accumulation Value (which is the policy's Accumulation Value less any Indebtedness) less any applicable Surrender Charge, less any accrued loan interest not yet charged (the "Surrender Value"). If you have elected the Enhanced Surrender Value Rider, your Surrender Value may be enhanced if you fully surrender your policy during the first five policy years. Policy Indebtedness includes loans under the policy and Accelerated Benefits paid under the Accelerated Benefits Riders.

Any surrender results in a withdrawal of values from the Sub-Accounts and Fixed Account that have values allocated to them. Any surrender from a Sub-Account will result in the cancellation of Variable Accumulation Units. The cancellation of such units will be based on the Variable Accumulation Unit Value determined at the close of the Valuation Period during which the surrender is effective. Surrender proceeds will generally be paid within seven calendar days (or the valuation day next succeeding such day) of our receipt of your request.

If you request lump sum surrender and the policy's Surrender Value is over $5,000, your surrender proceeds will be placed into a SecureLine (Reg. TM) account in your name. Refer to the description of the SecureLine (Reg. TM) account under the section headed "Death Benefit Proceeds" for more information.

Partial Surrender

You may make a Partial Surrender, withdrawing a portion of your policy values. You may request a Partial Surrender in writing or electronically with our consent. The total of all Partial Surrenders may not exceed 90% of the Surrender Value of your policy. We may limit Partial Surrenders to the extent necessary to meet the federal tax law requirements. Each Partial Surrender must be at least $500. Partial Surrenders are subject to other limitations as described below. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges). Your policy's Surrender Value equals the policy Accumulation Value less any Indebtedness, less any applicable Surrender Charge. Policy Loans and

Accelerated Benefits received under the Accelerated Benefits Riders are Indebtedness under your policy and will reduce the Surrender Value available to you.

Partial Surrenders may reduce the Accumulation Value and the specified amount. The amount of the Partial Surrender will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The effect of Partial Surrenders on the Death Benefit Proceeds depends on the death benefit option in effect at the time of the Partial Surrender.

Death Benefit
Option in Effect              Impact of Partial Surrender
--------------------------------------------------------------------------------------------------------------
        1          The specified amount will be reduced by the greater of:
                   a.    zero; or

                   b. an amount equal to the amount of the Partial Surrender minus the result of [(1) minus (2)] divided by 3 where:

                         (1)   is an amount equal to the Accumulation Value on the Valuation Day immediately prior to the partial surrender multiplied by the applicable percentage shown in the Corridor Percentages Table in the policy specifications;

                         (2)   is the specified amount immediately prior to the Partial Surrender; and

                         (3)   is the applicable percentage shown in the Corridor Percentages Table in the policy specifications.

        2          Will reduce the Accumulation Value, but not the specified amount.

        3          Will reduce the accumulated premiums, and the specified amount to the extent that the amount of the Partial Surrender exceeds the accumulated premiums.

If the chart above indicates that the specified amount is reduced because of a Partial Surrender (Death Benefit Options 1 and 3), the benefit available under the Accelerated Benefits Riders will also be reduced because the benefits of those Riders are based on the death benefit of the policy.

Partial Surrender proceeds will generally be paid within seven calendar days of our receipt of your request.

POLICY LOANS

Your policy permits you to borrow against the Surrender Value of your policy. The loan may be for any amount up to 100% of the current Surrender Value. However, we reserve the right to limit the amount of your loan so that total policy Indebtedness will not exceed 90% of an amount equal to the Accumulation Value less Surrender Charge. A loan agreement must be executed and your policy assigned to us free of any other assignments. Outstanding policy loans and accrued interest reduce the policy's death benefit and Accumulation Value. If you wish to make a surrender in excess of 90% of the Surrender Value of your policy, you must specifically request a Full Surrender of your policy. Charges for Full Surrenders will apply (see section headed "Surrender Charges" for a discussion of Surrender Charges.)

The amount of your loan will be withdrawn from the Sub-Accounts and Fixed Account in proportion to their values. The Loan Account is the account in which policy Indebtedness

(outstanding loans and interest) accrues once it is transferred out of the Sub-Accounts and Fixed Account. Amounts transferred to the Loan Account do not participate in the performance of the Sub-Accounts or the Fixed Account. Loans, therefore, can affect the policy's death benefit and Accumulation Value whether or not they are repaid. Interest on policy loans accrues daily at an effective annual rate of 4.0% in years 1-10 and 3.0% thereafter, and is payable once a year in arrears on each policy anniversary, or earlier upon Full Surrender or other payment of proceeds of your policy.

The amount of your loan, plus any accrued but unpaid interest, is added to your outstanding Policy Loan balance. Unless paid in advance, loan interest due will be transferred proportionately from the Sub-Accounts and Fixed Account. This amount will be treated as an additional Policy Loan, and added to the Loan Account value. Lincoln Life credits interest to the Loan Account value at a rate of 3.0% in all years, so the net cost of your Policy Loan is 1.0% in years 1-10 and 0.0% thereafter.

Your outstanding loan balance may be repaid at any time during the lifetime of the insured. The Loan Account will be reduced by the amount of any loan repayment. Any repayment, other than loan interest, will be allocated to the Sub-Accounts and Fixed Account in the same proportion in which Net Premium Payments are currently allocated, unless you instruct otherwise. When making a payment other than an initial payment to us, we will apply your payment as premiums and not loan repayments unless you specifically instruct us otherwise.

If at any time the total Indebtedness against your policy, including interest accrued but not due, equals or exceeds the then current Accumulation Value less Surrender Charges, the policy will terminate subject to the conditions in the Grace Period provision, unless the provisions of the No-Lapse provision are preventing policy termination. If your policy lapses while a loan is outstanding, there may be adverse tax consequences.

The amount of a benefit paid (the "Accelerated Benefit") under the Accelerated Benefits Riders (see section headed "Riders - Accelerated Benefits Riders") is a lien against the policy and is considered as a Policy Loan. Therefore, an amount equal to the Accelerated Benefit paid will be withdrawn from Accumulation Values of the Sub-Accounts and Fixed Account in proportion to their values. That amount is transferred to the Loan Account. Interest will be credited by the Company as described above. Because the amount of the Accelerated Benefit is considered as a Policy Loan, the amount received may reduce the amount of loans that may be taken in the future. To the extent that the Accelerated Benefit paid does not exceed the Surrender Value, interest will be charged in the same manner as described above. However, to the extent that the Accelerated Benefit exceeds the Surrender Value at the time it is paid, interest charged during each policy year is determined annually at least 30 days in advance of the beginning of a policy year and will not exceed the higher of (i) the published monthly average of the Moody's Corporate Bond Yield Average--Monthly Average Corporates (as published by Moody's Investors Service, Inc. for the calendar month ending 2 months before the beginning of the policy year), and (ii) the rate used to compute the accumulation value of the Fixed Account plus 1.0%. Please ask your financial adviser for additional details.

You should carefully consider that requesting a Policy Loan will reduce (or may eliminate) the Accelerated Benefit available under the Accelerated Benefits Riders (see section headed "Riders - Accelerated Benefits Riders" for discussion of the benefits available); will reduce the Enhanced Surrender Value available under the Enhanced Surrender Value Rider (see section headed "Riders - Enhanced Surrender Value Rider" for discussion of the benefits available); and will reduce the Surrender Value of your policy available if you exercise the Estate Tax Repeal Rider (see section headed "Riders - Estate Tax Repeal Rider" for a discussion of the benefits available). In addition, as your policy will include the Overloan Protection Rider, your policy will not lapse solely because the total of your Policy Loans plus unpaid interest exceeds the Accumulation Value of your policy less Surrender Charges (see section headed "Riders - Overloan Protection Rider" for a discussion of the benefits available).

LAPSE AND REINSTATEMENT
If at any time

     1) the Net Accumulation Value of the policy is insufficient to pay the Monthly Deduction, and

     2) the No-Lapse provision of the policy is not preventing policy termination,

then all policy coverage will terminate. This is referred to as policy lapse.

The Net Accumulation Value may be insufficient:

     1)   because it has been exhausted by earlier deductions;

     2)   as a result of poor investment performance;

     3)   due to Partial Surrenders;

     4)   due to Indebtedness for Policy Loans; or

     5)   because of a combination of any of these factors.

If we have not received your Premium Payment (or payment of Indebtedness on Policy Loans) necessary so that the Net Accumulation Value of your policy is sufficient to pay the Monthly Deduction amount on a Monthly Anniversary Day, we will send a written notice to you, or any assignee of record. The notice will state the amount of the Premium Payment (or payment of Indebtedness on Policy Loans) that must be paid to avoid termination of your policy.

If the amount in the notice is not paid to us within the Grace Period then the policy will terminate. The Grace Period is the later of (a) 31 days after the notice was mailed, and (b) 61 days after the Monthly Anniversary Day on which the Monthly Deduction could not be paid. If the insured dies during the Grace Period, we will deduct any charges due to us from any death benefit that may be payable under the terms of the policy.

In addition, your policy includes a No-Lapse Provision, if available (see section headed "No-Lapse Provision" below for discussion of availability), which is described below, and may prevent lapse.

No-Lapse Provision

Your policy includes a No-Lapse provision. if available. This means that if this provision is available to you your policy will not lapse as long as you have paid the required No-Lapse premium. The No-Lapse premium is the cumulative premium required to maintain the No-Lapse provision, preventing your policy from lapse, and is shown in the policy specifications.

There is no difference in the calculation of policy values and death benefit between a policy that has the No-Lapse provision, and a policy that does not. This is true whether or not the No-Lapse provision is active and keeping the policy from lapsing.

Availability of the No-Lapse provision may vary in some states. Where available, there is no charge for this feature. It is only available with death benefit options 1 and 2.

There are two levels of No-Lapse protection:

     1)   a guarantee for the first 20 policy years; and

     2)   a guarantee for the first 10 policy years.

                                                   PROVISION WILL TERMINATE
  LEVEL           LAPSE PROTECTION                   UPON THE EARLIEST OF
--------------------------------------------------------------------------------
First 20  During the first 20 years the       1)    the insured reaches age 100,
 policy   policy will not lapse, even if the        or
 years    Net Accumulation Value is           2)    the beginning of the 21st
          insufficient to meet the Monthly          policy year.
          Deductions, as long as the sum of:
                                              Failure to meet the No-Lapse
             -    all Premium Payments        premium requirement during the
                  (less any Partial           first 20 years does not terminate
                  Surrenders) accumulated     the No-Lapse provision. Any
                  at 4.0% interest            premium shortfall can be made up
                                                 while the policy is in force or
                                              during the policy's Grace Period.

             -    minus any Indebtedness      Continuing to pay the 20 year
                                              No-Lapse premium beyond the
          is at least equal to the sum of     termination of the 20 Year
          the 20 year No-Lapse premiums due   No-Lapse provision does not
          since date of issue (shown in the   guarantee that the policy will not
          policy specifications),             lapse. Payments must be sufficient
          accumulated at 4.0% interest.       to cover your Monthly Deductions.

                                              However, you may still qualify for
                                              the 10 year No Lapse provision.

First 10  During the first 10 years the       1)    the insured reaches age 100,
 policy   policy will not lapse, even if the        or
 years    Net Accumulation Value is
          insufficient to meet the Monthly    2)    the beginning of the 11th
          Deductions, as long as the sum of:        policy year.

             -    all Premium Payments        Failure to meet the No-Lapse
                  (less any Partial           premium requirement during the
                  Surrenders) accumulated     first 10 years does not terminate
                  at 4.0% interest            the No-Lapse provision. Any
                                              premium shortfall can be made up
                                              while the policy is in force or
                                              during the policy's Grace Period.

             -    minus any Indebtedness

          is at least equal to the sum of     Continuing to pay the 10 year
          the 10                              No-Lapse




          year No-Lapse premiums due          premium beyond the termination of
          since date of issue (shown in the   the 10 year No-Lapse provision
          policy specifications),             does not guarantee that the policy
          accumulated at 4.0% interest.       will not lapse. Payments must be
                                              sufficient to cover your Monthly
                                              Deductions.

If you fail to satisfy the requirements for the 20 year and 10 year No-Lapse provisions, and you have paid insufficient premium to cover your Monthly Deductions, the policy, after notice, and expiration of the policy's Grace Period, will lapse.

If this provision is available to you, your levels of No-Lapse premiums are shown on the policy specifications pages. To determine if you are meeting the cumulative premium payment required to retain the No-Lapse protection, review your most recent quarterly statement or contact our Administrative Office.

You do not need to make an election as to which of the No-Lapse provisions you wish to apply to your policy. The cumulative amount of premiums you actually pay will determine whether either provision would be available to prevent your policy from lapsing during either the first 10 or the first 20 policy years. Therefore, for example, you may begin by paying the premiums necessary to meet the 10 year No-Lapse provision and in the fourth policy year determine that you would like to take advantage of the 20 year No-Lapse provision. You may then pay the additional premiums needed to meet the cumulative premiums required by the 20 year No-Lapse provision, and if you do pay such amounts you may take advantage of the 20 year No-Lapse provision. Your financial adviser can provide you with an illustration which would demonstrate how this might work.

The following hypothetical example compares each of the two no-lapse benefits for a male, standard non-tobacco, issue age 55, with a specified amount of $1,000,000 and no indebtedness:

                                    NO-LAPSE PROVISION    NO-LAPSE PROVISION
                                    WITH 10-YEAR NO-      WITH 20-YEAR NO-
                                    LAPSE PERIOD          LAPSE PERIOD
                                    ------------------------------------------
Required annual premium amount      $9,690                $19,110
Required premium period             10 years              20 years
Duration of no-lapse protection if  10 years              20 years
premium requirement met
Death benefit amount if no-lapse    Same as policy death  Same as policy death
protection is preventing lapse      benefit               benefit


If the No-Lapse provision terminates, the premiums you must pay to keep the policy in force may be significantly higher than the No-Lapse premium would have been. If you pay only the minimum premium needed to keep the No-Lapse provision in force, you may be foregoing the potential for increased Accumulation Value that higher Premium Payments could provide.

Your policy may also include the Overloan Protection Rider. If this rider is issued with your policy, you meet the requirements as described in this rider and have elected this benefit, your policy will not lapse solely based on Indebtedness exceeding the Accumulation Value less the Surrender Charges. There is no charge for adding this rider to your policy. However, if you choose to elect the benefit, there is a one-time charge which will not exceed 5.0% of the then current Accumulation Value. Once you elect the benefit, certain provisions of your policy will be impacted as described in the rider.

Reinstatement of a Lapsed Policy

If your policy has lapsed and the insured has not died since lapse, you may reinstate your policy within five years of the policy lapse date, provided:

     1)   it has not been surrendered;

     2)   there is an application for reinstatement in writing;

     3) satisfactory evidence of insurability of the insured is furnished to us and we agree to accept the risk for the insured;

     4) we receive a payment sufficient to keep your policy in force for at least two months; and

     5) any accrued loan interest is paid and any remaining Indebtedness is either paid or reinstated.

The reinstated policy will be effective as of the Monthly Anniversary Day on or next following the date on which we approve your application for reinstatement. Surrender Charges will be reinstated as of the policy year in which your policy lapsed. Your Accumulation Value at reinstatement will be the Net Premium Payment then made less all Monthly Deductions due.

TAX ISSUES

The federal income tax treatment of your policy is complex and sometimes uncertain. The federal income tax rules may vary with your particular circumstances. This discussion does not include all the federal income tax rules that may affect you and your policy and is not intended as tax advice. This discussion also does not address other federal tax consequences, such as estate, gift and generation skipping transfer taxes, or any state and local income, estate and inheritance tax consequences, associated with the policy. You should always consult a tax adviser about the application of tax rules to your individual situation.

Taxation of Life Insurance Contracts in General

Tax Status of the Policy. Section 7702 of the Internal Revenue Code ("Code") establishes a statutory definition of life insurance for federal tax purposes. We believe that the policy will meet the statutory definition of life insurance under the Guideline Premium Test, which provides for a maximum amount of premium paid depending upon the insured's age, gender, and risk classification in relation to the death benefit and a minimum amount of death benefit in relation to policy value. As a result, the death benefit payable will generally be excludable from the beneficiary's gross income, and interest and other income credited will not be taxable unless certain withdrawals are made (or are deemed to be made) from the policy prior to the death of the insured, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Separate Account are "adequately diversified" in accordance with Treasury Department regulations, and (2) we, rather than you, are considered the owner of the assets of the Separate Account for federal income tax purposes.

The Code also recognizes a Cash Value Accumulation Test, which does not limit premiums paid depending upon the insured's age, gender, and risk classification, but requires the policy to provide a minimum death benefit in relation to the policy value, depending on the insured's age, gender, and risk classification. We will apply this test to the policy if you have so elected at the time you applied for the policy.

Investments in the Separate Account Must be Diversified. For a policy to be treated as a life insurance contract for federal income tax purposes, the investments of the Separate Account must be "adequately diversified." IRS regulations define standards for determining whether the investments of the Separate Account are adequately diversified. If the Separate Account fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the policy value over the policy premium payments. Although we do not control the investments of the Sub-Accounts, we expect that the Sub-Accounts will comply with the IRS regulations so that the Separate Account will be considered "adequately diversified."

Restriction on Investment Options. Federal income tax law limits your right to choose particular investments for the policy. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate policy values among the Sub-Accounts may exceed those limits. If so, you would be treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing policies. We reserve the right to modify the policy without your consent to try to prevent the tax law from considering you as the owner of the assets of the Separate Account.

No Guarantees Regarding Tax Treatment. We make no guarantee regarding the tax treatment of any policy or of any transaction involving a policy. However, the remainder of this discussion assumes that your policy will be treated as a life insurance contract for federal income tax purposes and that the tax law will not impose tax on any increase in your policy value until there is a distribution from your policy.

Tax Treatment of Life Insurance Death Benefit Proceeds. In general, the amount of the death benefit payable from a policy because of the death of the insured is excludable from gross income. Certain transfers of the policy for valuable consideration, however, may result in a portion of the death benefit being taxable. If the death benefit is not received in a lump sum and is, instead, applied to one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period. Under existing provisions of the Code, except as described below, any increase in your policy value is generally not taxable to you unless amounts are received (or are deemed to be received) from the policy prior to the insured's death. If there is a total withdrawal from the policy, the Surrender Value will be includible in your income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of Premium Payments and other consideration paid for the policy, less the aggregate amount received previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the policy constitute income to you depends, in part, upon whether the policy is considered a "Modified Endowment Contract" (a "MEC") for federal income tax purposes.

Policies Which Are MECs

Characterization of a Policy as a MEC. A modified endowment contract (MEC) is a life insurance policy that meets the requirements of Section 7702 and fails the "7-pay test" of 7702A of the Code. A policy will be classified as a MEC if premiums are paid more rapidly than allowed by the "7-pay test", a test that compares actual paid premium in the first seven years against a pre-determined premium amount as defined in 7702A of the Code. A policy may also be classified as a MEC if it is received in exchange for another policy that is a MEC. In addition, even if the policy initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a material change of the policy (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven policy years following the last material change.

Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the policy is a MEC, withdrawals from your policy will be treated first as withdrawals of income and then as a recovery of Premium Payments. Thus, withdrawals will be includible in income to the extent the policy value exceeds the investment in the policy. The Code treats any amount received as a loan under a policy, and any assignment or pledge (or agreement to assign or pledge) any portion of your policy value, as a withdrawal of such amount or portion. Your investment in the policy is increased by the amount includible in income with respect to such assignment, pledge, or loan.

Penalty Taxes Payable on Withdrawals. A 10% penalty tax may be imposed on any withdrawal (or any deemed distribution) from your MEC which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals or surrenders that: you receive on or after you reach age 59 1/2, you receive because you became disabled (as defined in the tax law), or you receive as a series of substantially equal periodic payments for your life (or life expectancy). None of the penalty tax exceptions apply to a taxpayer who is not an individual.

Special Rules if You Own More than One MEC. In certain circumstances, you must combine some or all of the life insurance contracts which are MECs that you own in order to determine the amount of a withdrawal (including a deemed withdrawal) that you must include in income. For example, if you purchase two or more MECs from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such policies as one contract. Treating two or more policies as one contract could affect the amount of a withdrawal (or a deemed withdrawal) that you must include in income and the amount that might be subject to the 10% penalty tax described above.

Policies Which Are Not MECs

Tax Treatment of Withdrawals. If the policy is not a MEC, the amount of a withdrawal from the policy will generally be treated first as a non-taxable recovery of Premium Payments and then as income from the policy. Thus, a withdrawal from a policy that is not a MEC will not be includible in income except to the extent it exceeds the investment in the policy immediately before the withdrawal.

Certain Distributions Required by the Tax Law in the First 15 Policy Years.
Section 7702 places limitations on the amount of premium payments that may be made and the policy values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the policy is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may occur when the face amount is decreased, withdrawals are made, and in certain other instances.

Tax Treatment of Loans. If your policy is not a MEC, a loan you receive under the policy is generally treated as your indebtedness. As a result, no part of any loan under such a policy constitutes income to you so long as the policy remains in force. Nevertheless, in those situations where the interest rate credited to the Loan Account equals the interest rate charged to you for the loan, it is possible that some or all of the loan proceeds may be includible in your income. If a policy lapses (or if all policy value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in your income.

Other Considerations

Insured Lives Past Age 100. If the insured survives beyond the end of the mortality table, which is used to measure charges for the policy and which ends at age 100, and an option 1 death benefit is in effect, in some circumstances the policy value may equal or exceed the specified amount level death benefit. Thus the policy value may equal the Death Benefit Proceeds. In such a case, we believe your policy will continue to qualify as life insurance for federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that you would be viewed as constructively receiving the cash value in the year the insured attains age 100.

Compliance with the Tax Law. We believe that the maximum amount of premium payments we have determined for the policies will comply with the federal tax definition of life insurance. We will monitor the amount of premium payments.

If at any time you pay a premium that would exceed the amount allowable to permit the policy to continue to qualify as life insurance, we will either refund the excess premium to you within 60 days of the end of the policy year or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

The policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your policy to be deemed a MEC and you do not consent to MEC status for your policy, we will either refund the excess premium to you within 60 days of the end of the policy year, offer you the opportunity to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess in a premium deposit fund and apply it to the policy on the next, succeeding policy anniversary when the premium no longer causes your policy to be deemed a MEC in accordance with your premium allocation instructions on file at the time the premium is applied.

Any interest and other earnings will be includible in income subject to tax as required by law.

Disallowance of Interest Deductions. Interest on Policy Loan Indebtedness is not deductible.

If an entity (such as a corporation or a trust, not an individual) purchases a policy or is the beneficiary of a policy issued after June 8, 1997, a portion of the interest on Indebtedness unrelated to the policy may not be deductible by the entity. However, this rule does not apply to a policy owned by an entity engaged in a trade or business which covers the life of an individual who is a 20% owner of the entity, or an officer, director, or employee of the trade or business, at the time first covered by the policy. This rule also does not apply to a policy owned by an entity engaged in a trade or business which covers the joint lives of the 20% owner of the entity and the owner's spouse at the time first covered by the policy.

In the case of an "employer-owned life insurance contract" as defined in the tax law that is issued (or deemed to be issued) after August 17, 2006, the portion of the death benefit excludable from gross income generally will be limited to the premiums paid for the contract. However, this limitation on the death benefit exclusion will not apply if certain notice and consent requirements are satisfied and one of several exceptions is satisfied. These exceptions include circumstances in which the death benefit is payable to certain heirs of the insured to acquire an ownership interest in a business, or where the contract covers the life of a director or an insured who is "highly compensated" within the meaning of the tax law. These rules, including the definition of an employer-owned life insurance contract, are complex, and you should consult with your advisers for guidance as to their application.

Federal Income Tax Withholding. We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a policy unless you notify us in writing at or before the time of the distribution that tax is not to be withheld. Regardless of whether you request that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

Changes in the Policy or Changes in the Law. Changing the Owner, exchanging the policy, and other changes under the policy may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change. The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.

Fair Value of Your Policy

It is sometimes necessary for tax and other reasons to determine the "value" of your policy. The value can be measured differently for different purposes. It is not necessarily the same as the Accumulation Value or the Net Accumulation Value. You, as the owner, should consult with your advisers for guidance as to the appropriate methodology for determining the fair market value of the policy.

Tax Status of Lincoln Life

Under existing federal income tax laws, the Company does not pay tax on investment income and realized capital gains of the Separate Account. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the Separate Account. Lincoln Life does not expect that it will incur any federal income tax liability on the income and gains earned by the Separate Account. We, therefore, do not impose a charge for federal income taxes. If federal income tax law changes and we must pay tax on some or all of the income and gains earned by the Separate Account, we may impose a charge against the Separate Account to pay the taxes.

RESTRICTIONS ON FINANCIAL TRANSACTIONS

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a premium payment and/or freeze a policy owner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders, loans, assignments, beneficiary changes or death benefit payments. Once frozen, monies would be moved from the Separate Account to a segregated interest-bearing account maintained for the policy owner, and held in that account until instructions are received from the appropriate regulator. We also may be required to provide additional information about a policy owner's account to government regulators.

LEGAL PROCEEDINGS

In the ordinary course of its business, the Company and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of the Separate Account or the Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

FINANCIAL STATEMENTS

The financial statements of the Separate Account, and the consolidated financial statements of The Lincoln National Life Insurance Company, are located in the SAI.

               CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Additional information about Lincoln Life, the Separate Account and your policy may be found in the Statement of Additional Information (SAI).

                               Contents of the SAI

GENERAL INFORMATION
   Lincoln Life
   Registration Statement
   Changes of Investment Policy
   Principal Underwriter
   Disaster Plan
   Advertising
SERVICES
   Independent Registered Public Accounting Firm
   Accounting Services
   Checkbook Service for Disbursements
POLICY INFORMATION
   Corporate and Group Purchasers and Case Exceptions
   Assignment
   Transfer of Ownership
   Beneficiary
   Right to Convert Contract
   Change of Plan
   Settlement Options
   Deferment of Payments
   Incontestability
   Misstatement of Age or Sex
   Suicide

PERFORMANCE DATA
FINANCIAL STATEMENTS
   Separate Account
   Company

The SAI may be obtained, at no cost to you, by contacting our Administrative Office at the address or telephone number listed on the first page of this prospectus. Your SAI will be sent to you via first class mail within three business days of your request. You may make inquiries about your policy to this same address and telephone number.

You may request personalized illustrations of death benefits and policy values from your financial adviser without charge.

You may review or copy this prospectus, the SAI, or obtain other information about the Separate Account at the Securities and Exchange Commission's Public Reference Room. You should contact the SEC at (202) 551-8090 to obtain information regarding days and hours the reference room is open. You may also view information at the SEC's Internet site, http://www.sec.gov. Copies of information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, NE, Washington, D.C. 20549-0102.

This prospectus, the funds prospectus, and the SAI are also available on our internet site, www.LFG.com

Lincoln Life Flexible Premium Variable Life Account M
1933 Act Registration No. 333-146507
1940 Act Registration No. 811-08557

End of Prospectus

                                                                      APPENDIX A

EXAMPLE OF SURRENDER CHARGE CALCULATIONS:

The following hypothetical examples demonstrate the impact of Surrender Charges under different scenarios shown below for a male, standard non-tobacco, issue age 45 with an Initial specified amount of $1,000,000, no indebtedness, assumed investment return of 8.00% (7.24% net) and a planned annual Premium Payment of $15,000:

     1) Fully surrender the policy at the end of the representative policy years shown:

END OF YEAR  ACCUMULATION VALUE  SURRENDER CHARGE  SURRENDER VALUE
------------------------------------------------------------------
     1             11,807             28,640                 0
    10            154,882             17,110           137,772
    16            317,129                  0           317,129

          In the table above, the Surrender Charge at the end of year 1 would be:

               a)   28.64 multiplied by

               b)   1,000 ($1,000,000 divided by 1,000),

          or $28,640.

     2) Decrease the Initial specified amount by $250,000 from $1,000,000 to $750,000 at the end of the representative policy years shown:

END OF YEAR  SURRENDER CHARGE
-----------------------------
     1            7,160
     5            5,970
    11                0

          In the table above, the Surrender Charge at the end of year 1 would be:

               a)   28.64 multiplied by

               b)   250 ($250,000 divided by 1,000),

          or $7,160.

     3) Increase the Initial specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then Fully Surrender the policy at the end of the representative policy years shown:

                                              SURRENDER
                           SURRENDER          CHARGE ON
                        CHARGE ON INITIAL     ADDITIONAL        TOTAL
 END OF   ACCUMULATION     $1,000,000 OF      $500,000 OF     SURRENDER   SURRENDER
  YEAR      VALUE       SPECIFIED AMOUNT   SPECIFIED AMOUNT     CHARGE      VALUE
----------------------------------------------------------------------------------
     9      125,725           18,540            15,935         34,475     91,250
    12      178,517           14,130            13,675         27,805    150,712
    16      268,642                0            10,380         10,380    258,262
    21      420,096                0                 0              0    420,096

          In the table above, the Surrender Charge at the end of year 9 would be:

          a)

               (i)  18.54 multiplied by

               (ii) 1,000 ($1,000,000 divided by 1,000),

          plus

          b)

               (i)  31.87 multiplied by

               (ii) 500 ($500,000 divided by 1,000),

          or $34,475.

     - At the end of year 9 and 12, the Surrender Charge equals the charge on the Initial specified amount plus the charge on the additional specified amount.


     - At the end of year 16, the Surrender Charge for the Initial specified amount would have expired.

     - At the end of year 21, the Surrender Charge for both the Initial and additional specified amount would have expired.

     4) Increase the Initial specified amount by $500,000 from $1,000,000 to $1,500,000 at the beginning of year 7, at attained age 52, standard non-tobacco, and then decrease the specified amount by $900,000 from $1,500,000 to $600,000 at the end of the representative policy year shown:

           SURRENDER CHARGE    SURRENDER CHARGE ON
END OF  ON INITIAL $1,000,000  ADDITIONAL $500,000  TOTAL SURRENDER
 YEAR    OF SPECIFIED AMOUNT   OF SPECIFIED AMOUNT      CHARGE
-------------------------------------------------------------------
   9               7,416               15,935           23,351
  12                   0               13,675           13,675
  21                   0                    0                0

          In the table above, the Surrender Charge at the end of year 9 would be:

          a)

               (i)  18.54 multiplied by

               (ii) 400 ($400,000 divided by 1,000)

          plus

          b)

               (i)  31.87 multiplied by

               (ii) 500 ($500,000 divided by 1,000),

          or $23,351.

     - At the end of year 9, the Surrender Charge equals the charge on the Initial specified amount plus the charge on the additional specified amount.

     - At the end of year 12, the Surrender Charge for a decrease on the Initial specified amount would have expired after year 10.

     - At the end of year 21, the Surrender Charge for a decrease on both the Initial and additional specified amount would have expired after year 17.

GLOSSARY OF TERMS

TERM DEFINED               DEFINITION
------------               ----------
7-pay test                 A test that compares actual paid premium in the first
                           seven years against a pre-determined premium amount
                           as defined in 7702A of the Code.

Accumulation Value         An amount equal to the sum of the Fixed Account
                           value, the Separate Account value, and the Loan
                           Account Value.

Act, 1940 Act              The Investment Company Act of 1940

Administrative Fee         The fee which compensates the Company for
                           administrative expenses associated with policy issue
                           and ongoing policy maintenance including premium
                           billing and collection, policy value calculation,
                           confirmations, periodic reports and other similar
                           matters.

Automatic rebalancing      A program which periodically restores to a
                           pre-determined level the percentage of policy value
                           allocated to each Sub-Account. The pre-determined
                           level may changed by the owner by contacting our
                           Administrative Office.

Beneficiary                The person designated to receive the Death Benefit
                           Proceeds.

Cash Value Accumulation    A provision of the Code that requires that the death
Test                       benefit be sufficient to prevent the accumulation
                           value from ever exceeding the net single premium
                           required to fund the future benefits under the
                           Policy. If the accumulation value is ever greater
                           than the net single premium at the Insured's age and
                           sex for the proposed death benefit, the death benefit
                           will be automatically increased.

Code                       Internal Revenue Code of 1986, as amended.

Company                    The Lincoln National Life Insurance Company

Cost of Insurance Charge   The charge which is designed to compensate the
                           Company for the anticipated cost of paying death
                           benefits in excess of the policy value. It is
                           determined based on our expectation of future
                           mortality, investment earnings, persistency and
                           expenses (including taxes). The Cost of Insurance
                           Charge depends on the policy duration, the age,
                           underwriting category and gender of the insured, and
                           the current Net Amount at Risk.

Death Benefit Option 1     This Option provides a death benefit equal to the
                           specified amount.

Death Benefit Option 2     This Option provides a death benefit equal to the sum
                           of the specified amount plus the Net Accumulation
                           Value as of the date of the insured's death.

Death Benefit Option 3     This Option provides a death benefit equal to either
                           a) Sum of the specified amount plus the accumulated
                           premiums; or b) if elected by the policy owner, sum
                           of the specified amount plus the accumulated premiums
                           minus the cumulative policy factor and in each case
                           up to the Death Benefit Option 3 limit

                           shown in the policy Specification, as of the date of the insured's death.

Death Benefit Proceeds     The amount payable to the beneficiary upon the death
                           of the insured, based upon the death benefit option
                           in effect. Loans, loan interest, Partial Surrenders,
                           and overdue charges, if any, are deducted from the
                           Death Benefit Proceeds prior to payment.

Dollar cost averaging      An optional program which you select that
                           systematically transfers specified dollar amounts,
                           for a 12 or 24 month period as you elect, from the
                           Money Market Sub-Account or on a limited basis from
                           the Fixed Account to one or more Sub-Accounts. Dollar
                           Cost Averaging transfers from the Fixed Account can
                           only be elected at the time your policy is issued.
                           Transfers from the Money Market Sub-Account may be
                           elected at any time while your policy is in force.

Enhanced Surrender Value   This option permits the policy owner to surrender the
Rider - Option 1           policy during the first 5 policy years for the Net
                           Accumulation Value of the policy less any accrued
                           interest without the imposition of a surrender
                           charge. It must be elected at the time application is
                           made for the policy. If application is made in a
                           multi-life situation for the LINCOLN ASSETEDGE (SM)
                           Exec VUL, the policy will be issued with this Option
                           (unless Enhanced Surrender Value Option 2 is
                           elected).

Enhanced Surrender Value   Available only if policy is issued in multi-life
Rider - Option 2           situation as LINCOLN ASSETEDGE (SM) Exec VUL.
                           Provides, if elected at time policy is applied for, a
                           higher enhanced surrender value which is equal to the
                           policy's Accumulation Value; minus Indebtedness; plus
                           (a) the lesser of (i) the initial specified amount or
                           (ii) the current specified amount, multiplied by (b)
                           a per thousand of specified amount adjustment rate
                           (which will be shown in the policy specifications of
                           your policy following the words "Enhanced Surrender
                           Value Per Thousand Adjustment Rate".

Fixed Account              An allocation option under the policy, which is a
                           part of our General Account, to which we credit a
                           guaranteed minimum interest rate.

Fund (Underlying Fund)     The mutual fund the shares of which are purchased for
                           all amounts you allocate or transfer to a
                           Sub-Account.

Grace Period               The period during which you may make additional
                           premium payments (or repay indebtedness) to prevent
                           policy lapse. That period is the later of (a) 31 days
                           after the notice was mailed, and (b) 61 days after
                           the Monthly Anniversary Day on which the Monthly
                           Deduction could not be paid.

Guideline Premium Test     A provision of the Code under which the maximum
                           amount of premium paid in relation to the death
                           benefit and a minimum amount of death benefit in
                           relation to policy value is determined.

Indebtedness               The sum of all outstanding loans and accrued
                           interest.

Initial specified amount   The amount you select on the application as the
                           initial death benefit of the policy. The Initial
                           Specified Amount is shown on the policy
                           specifications page.

Jefferson-Pilot            Jefferson-Pilot Corporation

Lapse Notice               Written notice to you (or any assignee of record)
                           that your policy will terminate unless we receive
                           payment of premiums (or payment of Indebtedness on
                           Policy Loans). The notice will state the amount of
                           the premium payment (or payment of Indebtedness on
                           Policy Loans) that must be paid to avoid termination
                           of your policy.

LFA                        Lincoln Financial Advisors Corporation

LFD                        Lincoln Financial Distributors, Inc.

Lincoln Life               The Lincoln National Life Insurance Company

LNC                        Lincoln National Corporation

Loan Account               The account in which policy indebtedness accrues once
                           it is transferred out of the Sub-Accounts and the
                           Fixed Account.

Loan Account Value         An amount equal to any outstanding policy loans,
                           including any interest charged on the loans. This
                           amount is held in the Company's General Account.

M & E                      Mortality and Expense Risk Charge

Market Timing Procedures   Policies and procedures from time to time adopted by
                           us as an effort to protect our policy owners and the
                           funds from potentially harmful trading activity.

Modified Endowment         A life insurance policy that meets the requirements
Contract (MEC)             of Section 7702 and fails the "7-pay test" of 7702A
                           of the Code. If the policy is a MEC, withdrawals from
                           your policy will be treated first as withdrawals of
                           income and then as a recovery of premium payments.

Monthly Anniversary Day    The Policy Date and the same day of each month
                           thereafter. If the day that would otherwise be a
                           Monthly Anniversary Day is non-existent for that
                           month, or is not a Valuation Day, then the Monthly
                           Anniversary Day is the next Valuation Day. The
                           Monthly Deductions are made on the Monthly
                           Anniversary Day.

Monthly Deduction          The amount of the monthly charges for the Cost of
                           Insurance Charge, the Administrative Fee, and charges
                           for riders to your policy.

Net Accumulation Value     An amount equal to the Accumulation Value less the
                           Loan Account Value.

Net Amount at Risk         The death benefit minus the greater of zero or the
                           policy value. The Net Amount at Risk may vary with
                           investment performance, premium payment patterns, and
                           charges.

Net Premium Payment        An amount equal to the premium payment, minus the
                           Premium Load.

No-Lapse premium           The No-Lapse premium is the cumulative premium
                           required to maintain the No-Lapse provision,
                           preventing your policy from lapse, and is shown in
                           the policy specifications.

No-Lapse provision         A provision of your policy that provides that your
                           policy will not lapse as long as you have paid the
                           required No-Lapse premium.

Owner The person or entity designated in the policy specifications on the date of issue unless a new owner is thereafter named, and we receive written notification of such change. The Owner is entitled to exercise rights and privileges of the policy as long as the insured is living. These rights generally include the power to select the beneficiary, request
                           Policy Loans, make Partial Surrenders, surrender the policy entirely, name a new owner, and assign the policy.

Partial Surrender          A withdrawal of a portion of your policy values.

Persistency Bonus          An amount we will credit to Net Accumulation Values
                           in each Sub-Account and the Fixed Account, beginning
                           with the first Monthly Anniversary Day in policy year
                           21.

Planned Premium Payment,   The amount of periodic premium (as shown in the
Planned Payment            policy specifications) you have chosen to pay the
                           Company on a scheduled basis. This is the amount for
                           which we send a premium reminder notice.

Policy LINCOLN ASSETEDGE (SM) VUL is a flexible premium variable life insurance contract. This same individual policy product may also be made available for purchase by entities and businesses in instances when the insured people share a common employment or business relationship. When marketed to such entities and businesses to insure such persons (known as marketing on a multi-life basis), the policy is referred to as the LINCOLN ASSETEDGE (SM) Exec VUL.

Policy Date                The date on which we begin life insurance coverage
                           under the policy if you have paid your initial
                           premium with your application. If you have not paid
                           your initial premium with your application, your life
                           insurance coverage will begin on the day we receive
                           your initial premium.

Policy Loan                The amount you have borrowed against the Surrender
                           Value of your policy.

Policy Loan Interest       The charge made by the Company to cover the cost of
                           your borrowing against your policy. Policy Loan
                           Interest will be charged to the Loan Account value.

Policy Termination,        Occurs when 1) the net accumulation value of the
Policy Lapse               policy is insufficient to pay the accumulated, if
                           any, and current monthly deduction, and 2) the
                           No-Lapse provision of the policy is not preventing
                           policy termination, subject to the conditions in the
                           grace period provision.

Premium Load               A deduction from each premium payment which covers
                           certain policy-related state and federal tax
                           liabilities as wells as a portion of the sales
                           expenses incurred by the Company.

Premium Payment            The amount that you pay to us for your policy. You
                           may select and vary the frequency and the amount of
                           premium payments. After the initial premium payment
                           is made there is no minimum premium required, except
                           premium payments to keep the policy in force.
                           Premiums may be paid any time before the insured
                           attains age 100.

Quorum The number of shares which must be present in person or by proxy in order to transact business at a meeting of shareholders.

Redemption Fees            Fees which may be imposed by certain underlying funds
                           when shares are redeemed within a specified period of
                           time of purchase

Reduction in specified     A decrease in the Specified Amount of your policy.
amount

Reinstatement of Lapsed    The period during which you may apply for
Policy                     reinstatement of your policy. If the insured has not
                           died since lapse, you may apply for reinstatement of
                           your policy within five years of the policy lapse
                           date, provided: 1) it has not been surrendered; 2)
                           there is an application for reinstatement in writing;
                           3) satisfactory evidence of insurability is furnished
                           to us and we agree to accept the risk; 4) we receive
                           a payment sufficient to keep your policy in force for
                           at least two months; and 5) any accrued loan interest
                           is paid and any remaining Indebtedness is either paid
                           or reinstated.

Right to Examine Period    The period during which the policy may be returned to
                           us for cancellation. It is 10 days after you receive
                           the policy (or a greater number of days if required
                           by your state).

SAI                        Statement of Additional Information

SEC                        The Securities and Exchange Commission

SecureLine (TM) Account    A special service that we offer in which death
                           benefit or surrender proceeds are placed into an
                           interest-bearing account.

Separate Account           Lincoln Life Flexible Premium Variable Life Account M
                           of The Lincoln National Life Insurance Company

Separate Account Value     An amount equal to the value of amounts allocated or
                           transferred to the Sub-Accounts on a Valuation Day.
                           We also refer to this as the Variable Accumulation
                           Value.

Surrender Charge           The charge we may make if you request a Full
                           Surrender of your policy or request a Reduction in
                           Specified Amount of the death benefit. The Surrender
                           Charge is in part a deferred sales charge and in part
                           a recovery of certain first year administrative
                           costs. A schedule of Surrender Charges is included in
                           each policy.

Surrender Value            An amount equal to the Net Accumulation Value less
                           any applicable Surrender Charge, less any accrued
                           loan interest not yet charged.

Valuation Day              Each day on which the New York Stock Exchange is open
                           and trading is unrestricted.

Valuation Period           The time between Valuation Days

Variable Account Value     See Separate Account value.

Variable Accumulation      A unit of measure used in the calculation of the
Unit                       value of each Sub-Account

We, Us, Our                The Lincoln National Life Insurance Company